                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

                              WESTECH CAPITAL CORP.
                              ---------------------
               Name of the Registrant as Specified In Its Charter



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.       Title of each class of securities to which transaction applies:

         COMMON STOCK, PAR VALUE $.001 PER SHARE

2.       Aggregate number of securities to which transaction applies:

         12,661,343

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         MERGER IS FOR THE SOLE PURPOSE OF CHANGING THE REGISTRANT'S DOMICILE PER RULE 0-11 (C)(1)(II)

4.       Proposed maximum aggregate value of transaction:

         N/A

5.       Total fee paid:

         $125

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.       Amount Previously Paid:

         --------------------------------------------------

2.       Form, Schedule or Registration Statement No.:

         --------------------------------------------------

3.       Filing Party:

         --------------------------------------------------

4.       Date Filed:

         --------------------------------------------------

                              WESTECH CAPITAL CORP.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 OCTOBER 3, 2000

Dear Westech Shareholder:

         You are cordially invited to join us at the 2000 Annual Meeting of Shareholders to be held at our corporate offices located at 2700 Via Fortuna, Suite 400, Austin, Texas at 3:00 o'clock p.m., CST, on October 3, 2000. The annual meeting is being held for the following purposes:

         1.       To elect six (6) directors;

         2. To consider and vote upon a proposal to adopt the Westech Capital Corp. 1999 Stock Option Plan;

         3. Assuming proposal number 2 is approved, to consider and vote upon a proposal to adopt an amendment to the Westech Capital Corp. 1999 Stock Option Plan to increase the amount of shares of our common stock which are available for issuance under the plan from 3,000,000 to 4,000,000 shares.


         4. To consider and vote upon a proposed reincorporation that would change our state of incorporation from New York to Delaware;

         5.       To ratify KPMG, LLP as independent auditors of the company;
                  and

         6. To transact such other business that may properly come before the meeting.

         Enclosed with this proxy statement are your voting instructions and the annual report. Shareholders of record at the close of business on September 11, 2000, are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.

         We know that it is not practical for most shareholders to attend the annual meeting in person. Whether or not you plan to attend the meeting, we strongly encourage you to designate the proxies shown on the enclosed card to vote your shares. We are pleased to offer you the option of voting by mail for designating the proxies and indicating your voting preferences. To do so, you may simply complete, sign, date and return by mail the enclosed proxy card.

         In response to the SEC's recent emphasis on clear and simple communications to shareholders and investors, we have drafted our proxy statement in "plain English." We hope you like this simplified format and welcome your comments.

         I would like to take this opportunity to remind you that your vote is important.


By Order of the Board of Directors,



Jay W. Van Ert
President

September 13, 2000
Austin, Texas

                              QUESTIONS AND ANSWERS


Q:       WHAT AM I VOTING ON?

A:       Five proposals. Item numbers refer to item numbers on the proxy card.

         Item 1   To elect six (6) directors;

         Item 2 To consider and vote upon a proposal to adopt the Westech Capital Corp. 1999 Stock Option Plan;

         Item 3 Assuming proposal number 2 is approved, to consider and vote upon a proposal to adopt an amendment to the Westech Capital Corp. 1999 Stock Option Plan to increase the number of shares of our common stock which are available for issuance under the plan from 3,000,000 to 4,000,000 shares.

         Item 4 To consider and vote upon a proposed reincorporation that would change our state of incorporation from New York to Delaware;

         Item 5   To ratify KPMG, LLP as independent auditors of the company;
                  and

         Item 6 To transact such other business that may properly come before the meeting.

Q:       WHO CAN VOTE?

A: All shareholders of record at the close of business on September 11, 2000 are entitled to vote. Holders of our common stock are entitled to one vote per share. Fractional shares may not be voted. All shares of common stock will vote together as one class.

Q:       WHO CAN ATTEND THE MEETING?

A: All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Everyone must check in at the registration desk at the meeting.

Q:       HOW DO I VOTE?

A: You may vote by mail by completing, dating and mailing the proxy card. If you vote by mail, you will authorize the individuals named on the proxy card, referred to as the proxies, to vote your shares according to your instructions. You may also vote in person by attending the meeting and casting your vote.

Q:       WHAT HAPPENS IF I DO NOT INDICATE MY PREFERENCE FOR ONE OF THE ITEMS?

A: If you do not indicate how you wish to vote for one or more of the nominees for director, the proxies will vote FOR election of all the nominees for director (Item 1). If you leave Item 2 blank, the proxies will vote FOR the adoption of the Westech Capital Corp. 1999 Stock Option Plan (Item 2). If you leave Item 3 blank, the proxies will vote FOR the proposed amendment to the Westech Capital Corp. 1999 Stock Option Plan (Item 3). If you leave Item 4 blank, the proxies will vote FOR approval of the reincorporation that would change our state of incorporation from New York to Delaware (Item 4). If you leave Item 5 blank, the proxies will vote FOR ratification of the appointment of KPMG, LLP as the independent auditors (Item 5).

Q:       WHAT IF I VOTE AND THEN CHANGE MY MIND?

A: You can revoke your proxy by writing to us, by voting again via mail, or by attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

Q:       WHAT CONSTITUTES A QUORUM?

A: As of the record date, September 11, 2000, there were 12,661,343 shares of common stock outstanding. Each share is entitled to one vote. The presence, in person or by proxy, of shareholders entitled to cast at least one third of the votes which all shareholders are entitled to cast constitutes a quorum for adopting the proposals at the meeting. If you have properly designated the proxies and indicated your voting preferences by mail, you will be considered part of the quorum, and the proxies will vote your shares as you have instructed them. If a broker holding your shares in "street" name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

Q:       IS MY VOTE CONFIDENTIAL?

A: Yes. Proxy cards, ballots and voting tabulations that identify individual shareholders are kept confidential except in certain circumstances where it is important to protect our interests and our shareholders. Generally, only the inspectors of election processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy card unless you ask that your name be disclosed to management.

Q:       WHO WILL COUNT THE VOTES AND HOW ARE THE VOTES TREATED?

A: Our employees will tabulate the votes and act as the inspectors of election. Our employees will not be paid any additional compensation for tabulating the votes or for acting as the inspectors of election. They will treat shares represented by proxies that abstain as shares that are present and entitled to vote when determining if a quorum exists and when determining the outcome of any matter voted upon by the shareholders.

         The inspectors of election will consider shares held by brokers or nominees as shares that are present and entitled to vote when determining the presence of a quorum. These brokers and nominees do not have instructions from the beneficial owners on how to vote the shares and do not have discretionary power to decide how to vote the shares.

         The inspector will not treat the brokers' or nominees' shares as present or entitled to vote on outcome determinative matters which the brokers or nominees do not have discretionary power to vote. However, those shares are considered for quorum purposes and may be entitled to vote on other matters.

Q:       WHAT SHARES ARE INCLUDED ON THE PROXY CARD?

A: The shares listed on the proxy card we sent to you represent all the shares of common stock held in your name (as distinguished from those held in "street" name). You will receive a separate card or cards from your broker if you hold shares in "street" name.

Q:       WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: It indicates that your shares are held in more than one account, such as two brokerage accounts that are registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better shareholder service. You may do this by contacting our transfer agent, Corporate Stock Transfer, at
         (303) 282-4800.

Q:       WHAT ARE THE COSTS ASSOCIATED WITH THIS PROXY SOLICITATION?

A: We did not retain any outside assistance to solicit proxies from our shareholders. Some of our officers and other employees may solicit proxies personally, by telephone and by mail, but such officers and employees will not receive any additional consideration for such activities. In addition to the costs of printing and mailing the proxy statements, we will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of common stock.

Q:       WHOM CAN I CALL WITH ANY QUESTIONS?

A:       You may call our transfer agent, Corporate Stock Transfer, at (303)
         282-4800.

                              WESTECH CAPITAL CORP.

                           ANNUAL SHAREHOLDERS MEETING
                                 PROXY STATEMENT

                           DATE:  October 3, 2000

                           TIME:  3:00 p.m., CST

                          PLACE:  2700 Via Fortuna, Suite 400
                                  Austin, Texas  78746

                   FIRST MAILING
                           DATE: We anticipate first mailing this proxy statement on September 13, 2000

                    RECORD DATE:  8:00 a.m., CST, September 11, 2000. If you
                                  were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. You may not cumulate votes. On the record date, we had 12,661,343 shares of our common stock outstanding.

                         AGENDA:  1.  To elect six (6) directors;

                                  2.  To consider and vote upon a proposal to
                                      adopt the Westech Capital Corp. 1999 Stock
                                      Option Plan;

                                  3. To consider and vote upon an amendment of the Westech Capital Corp. 1999 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 3,000,000 to 4,000,000 shares.

                                  4.  To consider and vote upon a proposed
                                      reincorporation that would change our
                                      state of incorporation from New York to
                                      Delaware;

                                  5.  To ratify KPMG, LLP as independent
                                      auditors of the company; and

                                  6. To transact such other business that may properly come before the meeting.

                        PROXIES: Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "FOR" the board's nominees and "FOR" agenda Items 2 through 5. The board or proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the board or proxy holders will vote for a person whom they believe will carry on our present policies.

                           BOARD
                RECOMMENDATIONS:  YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN
                                  FAVOR OF:

                                  1.  THE ELECTION OF THE SIX NOMINATED
                                      DIRECTORS;

                                  2. APPROVAL OF THE WESTECH CAPITAL CORP. 1999 STOCK OPTION PLAN;

                                  3.  APPROVAL OF THE AMENDMENT OF THE WESTECH
                                      CAPITAL CORP. 1999 STOCK OPTION PLAN;

                                  4.  APPROVAL OF THE PROPOSED REINCORPORATION;
                                      AND

                                  5.  RATIFICATION OF THE APPOINTMENT OF KPMG
                                      LLP.

                         PROXIES
                   SOLICITED BY:  The board of directors.

                        REVOKING
                     YOUR PROXY:  You may revoke your proxy before it is voted
                                  at the meeting. To revoke, either write to us, vote again via mail, or attend the meeting and cast your vote in person. Your last vote will be the vote that is counted.

                            YOUR
                       COMMENTS:  Your comments about any aspects of our
                                  business are welcome. You may use the space provided on the proxy card for this purpose, if desired. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

--------------------------------------------------------------------------------
IF YOU PLAN TO ATTEND:

PLEASE NOTE THAT SPACE LIMITATIONS MAKE IT NECESSARY TO LIMIT ATTENDANCE TO SHAREHOLDERS. IF YOU WISH TO ATTEND, PLEASE INDICATE YOUR WISH BY CHECKING THE BOX THAT APPEARS ON THE PROXY CARD. "STREET NAME" HOLDERS WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE.
--------------------------------------------------------------------------------

                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

IT WILL BE HELPFUL TO US IF YOU WILL READ THE PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE PROXY CARD, AND THEN VOTE BY FILLING OUT, SIGNING AND DATING THE PROXY CARD AND RETURNING IT BY MAIL. PROMPT RETURN OF YOUR PROXY WILL HELP REDUCE THE COSTS OF RESOLICITATION.

                                    CONTENTS

ELECTION OF DIRECTORS (Proposal No. 1)............................................................................1
EXECUTIVE OFFICERS................................................................................................4
BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION...............................................................5
EXECUTIVE OFFICER COMPENSATION....................................................................................7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....................................................9
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................................10
CHANGE IN CONTROL................................................................................................12
WESTECH CAPITAL CORP. 1999 STOCK OPTION PLAN (Proposal No. 2)....................................................13
AMENDMENT TO WESTECH CAPITAL CORP. 1999 STOCK  OPTION PLAN (Proposal No. 3)......................................14
ADOPTION OF REINCORPORATION (Proposal No. 4).....................................................................15
SELECTION OF INDEPENDENT AUDITORS (Proposal No. 5)...............................................................23
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2001 ANNUAL MEETING................................................23
OTHER BUSINESS...................................................................................................23
ANNUAL REPORT....................................................................................................24

------------------

Annex I           Westech Capital Corp. 1999 Stock Option Plan
Annex II          Certificate of Incorporation
Annex III         Bylaws
Annex IV          Agreement and Plan of Merger

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         This section gives biographical information about our directors and describes their membership on board committees, their attendance at meetings and their compensation.

GENERAL

         The number of directors constituting the whole board of directors is six. The board of directors has selected all six of the current directors as nominees for re-election. The term of office for each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified.

         All nominees have consented to serve as directors. The board of directors has no reason to believe that any of the nominees will be unable to act as a director. However, if any director is unable to stand for re-election, the board of directors may either reduce the size of the board or designate a substitute.

REQUIRED VOTE

         If a quorum is present and voting, nominees who receive votes equal to a plurality of the shares of stock represented at the meeting will be elected. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the six nominees listed below. If a substitute nominee is named, the proxies will vote for the election of the substitute. Abstentions will have no effect on the election of the directors.

         The board of directors recommends that you vote FOR each of the six nominated directors.

NOMINEES

         The name and certain information related to each nominee is set forth below:

           Name of Nominee           Age               Title
           ---------------           ---               -----

           John J. Gorman             40      Director, Chairman and Chief
                                              Executive Officer
           Jay W. Van Ert             39      Director and President
           Joseph F. Moran            39      Director, Vice Chairman and
                                              Managing Director
           Charles H. Mayer           53      Director and Chief Operating
                                              Officer
           Barry A. Williamson        43      Director
           Clark N. Wilson            43      Director

The information includes the age of each nominee as of the date of the meeting.

         JOHN J. GORMAN. Mr. Gorman became our Chairman of the board of directors and Chief Executive Officer in August 1999. He has been the Chairman and Chief Executive Officer of Tejas Securities since July 1997. Mr. Gorman has over 16 years of experience in the brokerage industry. Mr. Gorman became a principal of Tejas Securities on April 18, 1995. From 1988 until joining Tejas Securities, Mr. Gorman worked at APS Financial Inc., most recently as a Senior Vice President. Mr. Gorman served primarily in a broker capacity at APS Financial Inc., a broker-dealer in Austin, Texas. Mr. Gorman has held positions at APS Financial Inc., Landmark Group, Shearson Lehman and Dean Witter. In addition, Mr. Gorman serves on the board of directors of Lincoln Heritage Corporation, a publicly traded company. Mr. Gorman is the nephew of Charles H. Mayer. Mr. Gorman received his B.B.A. from Southern Methodist University in 1983.

         JAY W. VAN ERT. Mr. Van Ert became our President and a director in August 1999. Mr. Van Ert joined Tejas Securities in 1995 as Director of Research, was elected to the board of directors of Tejas Securities in 1997, and was named President in May 1998. Mr. Van Ert has spent in excess of fifteen years in the investment industry. Prior to joining Tejas Securities, Mr. Van Ert was employed from 1989 to 1995 as a Vice President with T. Rowe Price Associates Inc. where he served as an Analyst, Portfolio Manager and Director of High Yield Research. Mr. Van Ert earned a B.B.A. in Finance from the University of Texas in 1983 and an M.B.A. from Southern Methodist University in 1984.

         JOSEPH F. MORAN. Mr. Moran became our Vice Chairman of the board of directors and a Managing Director in August 1999. Mr. Moran joined Tejas Securities in January 1996 as Senior Vice President of Fixed Income Sales. He was named a Managing Director and a member of the board of directors of Tejas Securities in 1997. From 1991 until joining Tejas Securities, Mr. Moran worked at APS Financial Inc. most recently as a Senior Vice President. Mr. Moran served primarily in a broker capacity at APS Financial Inc. Mr. Moran received his B.B.A. from Baylor University in 1984.

         CHARLES H. MAYER. Mr. Mayer joined us in September 1999 as the Chief Operating Officer and a Director. From 1995 until he joined Tejas Securities, Mr. Mayer was self-employed and managed personal investments in a number of companies not related to the securities industry. From 1990 to 1995, Mr. Mayer was the Managing Director and Chief Information Officer with CS First Boston. Other experience includes 21 years in senior positions with Morgan Stanley, Tech Partners, Salomon Brothers, Lehman Brothers and the Federal Reserve Bank of New York. Mr. Mayer earned a BBA and MBA from Seton Hall University.

         BARRY A. WILLIAMSON. Mr. Williamson became a Director in October 1999. Mr. Williamson was elected in 1992 as the 38th Texas Railroad Commissioner and served from January 1993 to January 1999. He served as the Commission's Chairman in 1995. During the late 1980's and early 1990's, Mr. Williamson served under the Bush administration at the U.S. Department of Interior as the Director of Minerals Management Service. Under President Bush, he managed mineral leases on the nation's 1.4 billion-acre continental shelf and oversaw an annual budget of almost $200 million. During the 1980's, Mr. Williamson served under the Reagan administration as a principle advisor to the U.S. Secretary of Energy in the creation and formation of a national energy policy. Mr. Williamson began his career with the firm of Turpin, Smith, Dyer & Saxe, and in 1985 established the Law Offices of Barry Williamson and founded an independent oil and gas company. Mr. Williamson graduated from the University of Arkansas with a B.A. in Political Science in 1979, and received his J.D. degree from the University of Arkansas Law School in 1982.

         CLARK N. WILSON. Mr. Wilson became a Director in October 1999. Mr. Wilson is the President and Chief Executive Officer of Clark Wilson Homes, Inc., a subsidiary of Capital Pacific Holdings. Previously, Mr. Wilson was the President of Doyle Wilson Homebuilder, Inc., serving in that position until 1992. Mr. Wilson served as Vice President of Doyle Wilson Homebuilder, Inc. from 1986 to 1992. Mr. Wilson took Doyle Wilson Homebuilder, Inc. through a turbulent market and formed Clark Wilson Acceptance Corporation in 1989 as a finance corporation, personally financing over $35,000,000 of construction loans for Doyle Wilson Homebuilder, Inc. Mr. Wilson has won numerous MAX awards between 1994 and 1998, including the MAX Award for Grand Builder of the Year and best Quality Project in 1994. Mr. Wilson is a Life Member of the National Association of Homebuilders Spike Club. Mr. Wilson attended Amarillo College and the University of Texas at Austin, and has nearly twenty-five years of experience in the homebuilding industry.

NUMBER OF MEETINGS

         The board of directors met two times in 1999. Each director attended both of the board meetings.

STOCK OPTION COMMITTEE

         The Stock Option Committee consists of Barry A. Williamson and Clark N. Wilson. The Stock Option Committee administers our stock option plan. See "Westech Capital Corp. 1999 Stock Option Plan (Proposal No.2)." The Stock Option Committee was formed on October 15, 1999, and met only one time in fiscal year 1999. Mssrs. Williamson and Wilson each attended the Stock Option Committee meeting.

AUDIT COMMITTEE

         The Audit Committee was formed in May, 2000, and consists of Barry A. Williamson and Clark N. Wilson. The board of directors has not adopted a written charter for the Audit Committee. The Audit Committee's responsibilities include:

                  o reviewing, with our independent auditors, our financial statements and internal accounting controls and the plans and results of the audit engagement;

                  o reviewing the independence of our independent auditors;

                  o reviewing the adequacy of our internal accounting controls;

                  o preparing an annual report on executive compensation for inclusion in our proxy statement for the annual meeting of shareholders; and

                  o fulfilling such other powers and duties as determined and delegated by the board of directors from time to time.

COMPENSATION COMMITTEE

         The Compensation Committee was formed in May, 2000, and consists of Barry A. Williamson and Clark N. Wilson. The Compensation Committee's responsibilities include:

                  o making recommendations to the board of directors regarding our policies relating to, and the amounts and terms of, all compensation of our executive officers;

                  o administering and discharging the employee stock plans, option plans and such other compensation plans that are established by the board of directors from time to time;

                  o engaging any professional advisors as it deems appropriate; and

                  o fulfilling such other powers and duties as determined and delegated by the board of directors from time to time.

BOARD COMPENSATION

         As part of their incentive to join the board of directors, Mr. Wilson and Mr. Williamson were each provided with options to purchase 100,000 shares of common stock. The options are exercisable at $2.00 per share and expire on October 15, 2004. The options vest in three equal installments beginning on October 15, 1999. Currently no other directors receive any form of cash or non-cash compensation for fulfilling their roles on the board of directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of our executive officers served as a member of the compensation or similar committee or board of directors of any other entity, other than our subsidiaries, of which an executive officer served on our Compensation Committee or board of directors.

                               EXECUTIVE OFFICERS

         Our management team consists of the following personnel, in addition to the directors who also serve as officers as described above.

          Name of Officer          Age                Title
          ------------------       ---         -----------------------
          Gregory D. Woodby         39         Managing Director
          Robert E. Gillette        34         Secretary and Treasurer
          Kurt J. Rechner           39         Chief Financial Officer
          John F. Garber            30         Director of Finance

The information includes the age of each nominee as of the date of the meeting.

         GREGORY D. WOODBY. Mr. Woodby acted as our Secretary and Treasurer from August 1999 until December 1999. Mr. Woodby became a Managing Director in January 2000. Mr. Woodby joined Tejas Securities in January 1996 as Director of Fixed Income Trading and was elected to the board of directors of Tejas Securities and named Secretary in 1997. From 1989 until joining Tejas Securities, Mr. Woodby worked at APS Financial Inc., most recently as a Fixed Income Trader. Mr. Woodby graduated from Baylor University earning a B.B.A. in Management in 1983.

         ROBERT E. GILLETTE. Mr. Gillette became Secretary and Treasurer in January 2000. Mr. Gillette joined Tejas Securities in March 1998 as Senior Vice President and manager of the Atlanta branch office. Prior to joining Tejas Securities, Mr. Gillette was a Vice President at Marion Bass Securities from April 1996 to December 1997, a Vice President at Addison Securities from November 1994 to April 1996, a Vice President at the GMS Group from July 1994 to November 1994 and a Vice President at APS Financial Inc. from December 1993 to July 1994. Mr. Gillette graduated from the University of Georgia with a B.A. in Political Science in 1988 and received his J.D. degree with honors from the Atlanta Law School in 1993.

         KURT J. RECHNER, CPA, CFA. Mr. Rechner became our Chief Financial Officer in January 2000. Mr. Rechner has spent the past eighteen years in the financial services industry. Prior to joining Tejas Securities, Mr. Rechner was employed from 1997 through 1999 as an Executive Vice President, Finance & Operations, CFO for Xerox Federal Credit Union. From May 1995 to 1997 Mr. Rechner was the Chief Executive Officer for Prism Capital Management, LLC, which managed a global fixed income hedge fund. From 1990 through May 1995, Mr. Rechner was the Senior Vice President of Accounting and Finance for Security Service Federal Credit Union. Mr. Rechner earned a B.S. in Business Administration from the University of Illinois in 1984 and an M.B.A. from Trinity University in 1985. Mr. Rechner also holds the professional designations of Certified Public Accountant and Chartered Financial Analyst.

         JOHN F. GARBER, CPA. Mr. Garber became our Director of Finance in August 1999. Mr. Garber joined Tejas Securities in October 1998 as Director of Finance. From April 1998 until joining Tejas Securities, Mr. Garber was employed as the Controller for Loewenbaum & Co., Inc., an Austin based broker-dealer. Prior to joining Loewenbaum & Co., Inc. he was employed by KPMG LLP from 1995 to 1998 as a supervising auditor in the financial assurance department. Mr. Garber graduated from the University of Florida in 1992 with a B.S.B.A. in Finance. Mr. Garber holds the professional designation of Certified Public Accountant.

               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

OVERALL OBJECTIVES:

         The Compensation Committee was not formed at the time compensation was established for our executives and key employees for fiscal 1999. Accordingly, the board of directors established the compensation for these employees. The board of directors developed a compensation program for executives and key employees designed to meet the following goals.

                  o Attracting, retaining and motivating highly qualified and committed executive officers;

                  o Using the competitive employment marketplace as a guide to assessing and establishing compensation levels;

                  o Determining total compensation to a meaningful degree by returns to our shareholders;

                  o Exercising appropriate discretion and judgment in making individual compensation determinations based on the performance and particular employment position of the affected executive officer, our current economic and business circumstances and prevailing conditions in the marketplace; and

                  o Encouraging executive officers to obtain and retain an equity stake in our stock.

To meet these objectives, the board of directors studied competitive compensation data and implemented the base salary and annual and long-term incentive programs discussed below.

EXECUTIVE COMPENSATION GENERALLY

         The board of directors policy was to, and the Compensation Committee will going forward, review executives' pay each year. Compensation depends on many factors, including individual performance and responsibilities, future challenges and objectives and how the executive might contribute to our future success and in certain circumstances the broker commissions earned by the executive. We also consider our financial performance and the compensation levels at other companies in the Austin market.

TOTAL COMPENSATION

         During fiscal 1999, executive compensation consisted of four components: (a) salary; (b) bonus; (c) commissions; and (d) awards under our stock option plan.

         Salary

         During fiscal year 1999, we sought to establish base salaries of our executive officers at levels that, in the judgment of the board of directors, were sufficiently competitive to attract and retain qualified executive officers. These salaries were approximately equal to the average base salaries for comparable positions within the Austin market. The Compensation Committee was not formed at the time salaries were established for fiscal year 1999, accordingly, the board of directors established the base salary portion of annual compensation which was increased for fiscal year 1999 at the beginning of the fiscal year. We granted increases in salary to our executive officers in order to provide them with salaries comparable to those within the Austin market.

         Bonus

         We structure our incentive bonuses to encourage achievement of our performance goals with additional cash compensation awards based directly on our performance.

         Commissions

         Several of our executive officers are also stockbrokers who actively trade securities for Tejes Securities. As a result, these officers are paid commissions based upon the number and size of trades they make during the year. The executive officers, like the rest of our brokers, are paid commissions on a monthly basis.

         Stock Option Plan

         In October 1999, our board of directors adopted a stock option plan to strengthen our ability to attract, motivate, compensate and retain employees, directors and consultants by providing a means for such persons to acquire a proprietary interest in us and to participate in our growth through ownership of our common stock. The Stock Option Committee administers the stock option plan, provided, however, that the board of directors may also take all actions to administer the plan, including granting options. The Stock Option Committee recommended, and the board of directors approved, an award of options to selected executives under the stock option plan, based on the ability of such individuals to impact our long-term success.

CHIEF EXECUTIVE OFFICER COMPENSATION

         During fiscal year 1999, our chief executive officer was paid based on his earned broker commissions and did not receive a base salary. This represents a decrease of $125,000 from fiscal year 1998. For fiscal year 1999, our chief executive officer's total salary, bonus and commissions was $5,848,050, compared with a total of $969,423 (including $135,114 in forgiven indebtedness) in fiscal year 1998.

TAX CODE CONCERNS

         Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the code are satisfied, other performance based compensation. At this time, we believe that the deduction disallowance prescribed by Section 162(m) does not apply to us.

CONCLUSION

         We believe that the executive team has provided us outstanding service. We will work to assure the executive compensation programs continue to meet our strategic goals as well as the overall objectives discussed above.

                         EXECUTIVE OFFICER COMPENSATION

         The following table sets forth information concerning compensation of our chief executive officer and other highly compensated executive officers whose salary and bonuses exceeded $100,000 for the year ended December 31, 1999, the "named executive officers."

               NAME AND PRINCIPAL POSITION   YEAR  SALARY(1)     BONUS   FORGIVEN DEBT  COMMISSIONS(2)
              ----------------------------   ----  ---------    -------  -------------  --------------
              John J. Gorman.............    1999  $      --    $    --     $     --     $5,848,050
                Chairman and Chief           1998    125,000         --      135,114        709,309
                Executive Officer            1997         --    261,000           --        643,688

              Jay W. Van Ert.............    1999    250,000    156,386           --        285,526
                Director and President       1998    183,333         --           --         47,255
                                             1997    120,000     75,000           --         44,000

              Joseph F. Moran............    1999         --         --           --      1,016,538
                Managing Director            1998         --         --           --      1,023,280
                and Vice Chairman            1997         --         --           --        977,890

              Gregory D. Woodby(3).......    1999    130,000    100,000           --        199,150
                Managing Director            1998    100,000        500           --         76,748
                                             1997     85,000     40,000           --         59,481

              Robert E. Gillette(3)......    1999     72,000         --           --        504,659
                Secretary and Treasurer      1998         --      1,000           --         87,175
                                             1997         --         --           --             --

----------

(1) Does not include certain prerequisites and other personal benefits that are standard in the industry and have a total value of less than 10% of the total annual salary, bonus and commissions reported for the named executive officer.

(2) In association with its underwriting activities, Tejas Securities was given warrants to purchase stock as partial consideration. All of the warrants had a strike price that was greater than the initial public offering price of the underlying stock. Tejas Securities distributed these warrants to certain members of the group working on these public offerings. None of the executive officers listed received warrants that are currently exercisable for less than the current trading price of the underlying stock. Consequently, no value is included in "commissions" for these warrants.

(3) Mr. Woodby acted as the Secretary and Treasurer from August 1999 to December 31, 1999. Mr. Gillette became the Secretary and Treasurer on January 1, 2000.

OPTION GRANTS AND EXERCISES

         The following table provides information concerning grants of options to purchase our common stock made during the fiscal year ended December 31, 1999 to the named executive officers. No stock appreciation rights were granted during 1999.

                                               INDIVIDUAL GRANTS                                POTENTIAL REALIZABLE
                        -------------------------------------------------------------------        VALUE AT ASSUMED
                         NUMBER OF                                                              ANNUAL RATES OF STOCK
                        SECURITIES  % OF TOTAL OPTIONS                                          PRICE APPRECIATION FOR
                        UNDERLYING      GRANTED TO                                                  OPTION TERM(3)
                          OPTIONS      EMPLOYEES FOR    EXERCISE PRICE                          ----------------------
        NAME            GRANTED(1)    FISCAL YEAR(2)       ($/SHARE)       EXPIRATION DATE         5%           10%
-------------------    -----------  ------------------  --------------     ----------------     --------     ---------
John J. Gorman........   250,000          12.69%            $ 2.00         October 15, 2004     $138,141     $ 305,255
                         150,000           7.62%              2.20         October 15, 2004       91,173       201,468

Jay W. Van Ert........   325,000          16.50%              2.00         October 15, 2004      179,583       396,832

Joseph F. Moran.......   100,000           5.08%              2.20         October 15, 2004       60,782       134,312

Gregory D. Woodby.....        --             --                 --                       --           --            --

Robert E. Gillette....        --             --                 --                       --           --            --

----------
(1) One-third of the options became exercisable on October 15, 1999, and one third of the options will become exercisable on each of October 15, 2000 and 2001.

(2) In 1999, we granted employees options to purchase an aggregate of 1,969,750 shares of common stock.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are based on the assumption that the exercise price was the fair market value of the shares on the date of the grant. There is no assurance provided to any executive officer or any other holder of our securities that the actual price appreciation over the 5 year option term will be at the assumed 5% and 10% levels or at any other defined level.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table provides information concerning unexercised options held as of December 31, 1999 by the named executive officers. No options were exercised during this period.

                                 NUMBER OF SECURITIES
                                UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                      OPTIONS AT                IN-THE-MONEY OPTIONS AT
                                  DECEMBER 31, 1999               DECEMBER 31, 1999(1)
                             ---------------------------      ---------------------------
         NAME                EXERCISABLE   UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
-------------------------    -----------   -------------      -----------   -------------
John J. Gorman ..........      133,333        266,667             $ --          $ --
Jay W. Van Ert ..........      108,333        216,667             $ --          $ --
Joseph F. Moran .........       33,333         66,667             $ --          $ --
Gregory D. Woody ........           --             --             $ --          $ --
Robert E. Gillette ......           --             --             $ --          $ --

----------

(1) The amount set forth represents the difference between the fair market value of the underlying stock on December 31, 1999 ($2.00 per share) and the exercise price of the option. The fair market value was determined by our board of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table provides information with respect to ownership of our common stock at the record date for:

         o each beneficial owner of five percent or more of the common stock;

         o each director;

         o each of the named executive officers; and

         o all directors and officers as a group.

         Except as indicated on the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Options exercisable on or before November 10, 2000, are included as shares beneficially owned. For purposes of calculating percent ownership as of September 11, 2000, 12,661,343 shares were issued and outstanding and for any individual who beneficially owns shares represented by options exercisable on or before November 10, 2000, these shares are treated as if outstanding for that person but not for any other person.

         NAME AND ADDRESS OF BENEFICIAL OWNER                        PERCENT BENEFICIALLY
                                                    NUMBER                   OWNED
        --------------------------------------   ----------          --------------------
        John J. Gorman(1)(2)..................    5,864,568                 45.36%
        Jay W. Van Ert(1)(3)..................    1,362,162                 10.58%
        Joseph F. Moran(1)(4).................    2,549,288                 20.03%
        John R. Ohmstede(5)...................      789,435                  6.24%
        Gregory D. Woodby(1)..................      248,250                  1.96%
        Charles H. Mayer(1)(6)................      971,327                  7.22%
        Barry A Williamson(4).................       66,667                     *
        Clark N. Wilson(4)(7).................      625,230                  4.71%
        All officers and directors as a group
        (12 total)............................   11,687,492                 79.56%

----------

*   Less than 1%.

(1) The address for Messrs. Gorman, Van Ert, Moran, Woodby and Mayer is 2700 Via Fortuna, Suite 400, Austin, Texas 78746.

(2) Includes 266,667 shares of common stock issuable pursuant to an option granted under our stock option plan which is exercisable as of November 10, 2000.

(3) Includes 216,667 shares of common stock issuable pursuant to an option granted under our stock option plan which is exercisable as of November 10, 2000.

(4) Includes 66,667 shares of common stock issuable pursuant to an option granted under our stock option plan which is exercisable as of November 10, 2000.

(5) The address for Mr. Ohmstede is 5905 Overlook Drive, Austin, Texas
    78731.

(6) Includes 166,667 shares of common stock issuable pursuant to an option granted under our stock option plan which is exercisable as of November 10, 2000. Includes 620,625 shares of common stock issuable pursuant to an option granted outside our stock option plan which is immediately exercisable.

(7) Includes 558,562 shares of common stock issuable pursuant to an option granted outside our stock option plan which is immediately exercisable.

     On July 27, 2000, we filed a Form S-4 with the Securities and Exchange Commission to effect a registered exchange of 2.4825 shares of our common stock for each share of Tejas Securities Group Inc. common stock not currently held by us. Assuming the exchange of all outstanding shares of Tejas Securities, the number of shares beneficially owned by Mr. Gorman will increase to a total of 7,478,192 or 47.8% of the issued and outstanding shares of our common stock and all officers and directors will beneficially own 13,524,540 shares or 77.72%. These increases are due to 806,812 shares of common stock, giving effect to the exchange, held by the John Joseph Gorman IV Trust and 806,812 shares of common stock, giving effect to the exchange, held by the Ryleigh Gorman Trust, each of which is established for the benefit of Mr. Gorman's sons with Tamara Gorman, Mr. Gorman's wife, as the trustee. Mr. Gorman disclaims beneficial ownership of these shares except as to his pecuniary interests therein.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SALE LEASEBACK

         In September 1997, we entered into a sale-leaseback transaction with Sandy Hook Management, a company owned by Charles H. Mayer, a member of the board of directors. Sandy Hook Management purchased the assets for $204,268. We purchased the assets from June 1995 through September 1997 for a total cost of $272,072. The book value of the assets as of the date of the transaction was determined in accordance with generally accepted accounting principles, including depreciation calculated by the straight-line method. Our previous chief financial officer made the determination of the book value. Under the terms of this transaction, we agreed to lease the furniture and fixtures commencing in October 1998 through September 2000. We made monthly lease payments of $6,373 to Sandy Hook Management. On September 1, 2000, we purchased the furniture and fixtures at a discounted price.

SUBORDINATED DEBT

         We issued subordinated debt in September 1998 in exchange for $500,000 from Clark N. Wilson, a current member of the board of directors. The subordinated debt was a short-term loan used to increase equity capital required for underwriting activities. During 1998, the repayment terms of the loan were extended so that the loan became due and payable in November 2001. The loan accrues interest at 11.5% per annum and is considered equity capital for NASD purposes. As a condition of the loan agreement, Tejas Securities issued additional warrants to Mr. Wilson to purchase shares of Tejas Securities common stock.

         We completed a second issuance of subordinated debt in June 1999 in exchange for $500,000 from Mr. Wilson. The proceeds from the loan were used to finance Tejas Securities' expansion activities, as well as contribute to operating activities. The loan accrues interest at 11.5% per annum and is also considered equity capital for NASD purposes. As a condition of the loan agreement, Tejas Securities issued additional warrants to purchase shares of Tejas Securities common stock.

         The warrants associated with the September 1998 and June 1999 subordinated debt were cancelled in 1999 in an agreement with Mr. Wilson. On January 1, 2000, we issued options to purchase 558,562 shares of our common stock to replace the warrants. The purchase price of the shares is $1.07 per share and the options expire four years from the date of the grant.

TSG INTERNET FUND I, LTD.

         In April 1999, John J. Gorman, Jay W. Van Ert, Joseph F. Moran and Clark N. Wilson, along with three other owners of less than 5% of our stock established TSG Capital, LLC, a Texas limited liability company, for the purpose of acting as general partner of TSG Internet Fund I, LTD., a Texas limited partnership. In addition to the investment in TSG Capital, Messrs. Gorman, Van Ert, Moran and Wilson invested as limited partners in TSG Internet Fund. Their contributions were as follows: Mr. Gorman $200,000; Mr. Van Ert $120,520; Mr. Moran $200,000; and Mr. Wilson $100,000. John Ohmstede, a beneficial owner of more than 5% of our stock also invested $200,000 in TSG Internet Fund as a limited partner through a trust. The total capital contribution by TSG Capital was less than $50,000.

         TSG Capital acts as the general partner of TSG Internet Fund and has no other operations. The managers and principal executive officers include Jay W. Van Ert and A. Reed Durant who are also our officers. TSG Capital receives a management fee equal to .375% of the average monthly net asset value of the fund after the end of each fiscal quarter. In addition, TSG Capital receives a performance fee equal to 20% of the annual net profits of TSG Internet Fund after the end of each fiscal year. These fees are in turn paid to us through a portfolio management assistance agreement in exchange for providing services to TSG Capital for investment management, compliance and accounting and reporting. In 1999, we purchased TSG Capital for $50,000 through the conversion of liabilities owed to us by TSG Capital. TSG Capital distributed the equity interests of the former owners of TSG Capital totaling $50,000. In addition, we received a capital contribution from the former owners of TSG Capital in the amount of $116,161 in conjunction with the purchase.

         TSG Capital's ownership interest in the TSG Internet Fund was approximately 15% of the total equity. We recognized approximately $734,000 of income during 1999 from the TSG Internet Fund consisting of management fees of $34,066 and a performance fee of $700,088. We converted the performance fee to an additional equity ownership in the fund as of December 31, 1999. As of June 30, 2000, we recognized approximately $61,000 of income from the TSG Internet Fund in the form of management fees.

         TSG Internet Fund engaged us to solicit subscriptions for the initial $2,500,000 private placement of limited partnership interests in the fund. In exchange for acting as the placement agent, we received a placement agent fee equal to 5% of the total initial capital contributions to the fund. The total placement agent fee equaled $136,025 and was paid in May 1999. As of March 31, 2000, TSG Internet Fund engaged us to solicit additional private placement subscriptions which totaled $4,605,000. In exchange for acting as the placement agent, we received placement agent fees equal to 5% of the additional capital contributions to the fund. The total placement agent fee for the six months ended June 30, 2000 was $230,250.

OFFICER AND DIRECTOR RECEIVABLES

         During 1999, we received a $200,000 note from Charles H. Mayer in conjunction with his employment. The note bears no interest and is due on demand.

         We make cash advances to certain employees from time to time, which are typically secured and repaid from commissions. During 1998, we forgave approximately $135,000 in advances receivable from John J. Gorman.

SALE OF STOCK TO EMPLOYEES

         In April 1999, Tejas Securities issued 1,006,975 shares of its common stock with a value of $704,833 to then current employees and management. Of the shares issued, 360,000 shares were issued to directors or executive officers and were exchanged for 893,700 shares of Westech stock in the reverse merger and 90,000 shares were issued to Tejas Securities' executive officers. See "Change in Control." The transaction was recorded as a stock subscription receivable, and was collected in full by August 1999. The following reflects the April 1999 issuance of common stock to our directors or executive officers:

                                                       COMPANY SHARES
           DIRECTOR/EXECUTIVE                             CONVERTED
                 OFFICER          SHARES SUBSCRIBED   IN REVERSE MERGER   SUBSCRIPTION PRICE
          ---------------------  ------------------   ------------------  ------------------
          John J. Gorman.......       100,000              248,250            $70,000
          Jay W. Van Ert.......       100,000              248,250             70,000
          Joseph F. Moran......       100,000              248,250             70,000
          Gregory D. Woodby....        60,000              148,950             42,000
          A. Reed Durant.......        25,000                   --             17,500
          John F. Garber.......        25,000                   --             17,500
          Robert E. Gillette...        40,000                   --             28,000

LINCOLN HERITAGE CORPORATION

         John J. Gorman was named to the board of directors of Lincoln Heritage Corporation in August 1999. Currently, Mr. Gorman owns common stock and stock purchase warrants with a combined value in excess of $60,000. We acted as managing underwriter in Lincoln Heritage's IPO and currently own less than 5% of the common equity of Lincoln Heritage.

CONSULTING AGREEMENT

         On November 1, 1999, we entered into a consulting agreement with Barry
A. Williamson. The agreement calls for Mr. Williamson to provide us consulting services on a month to month basis at the rate of $12,500 per month. On June 30, 2000, the consulting agreement was amended to a rate of $6,250 per month.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Effective February 7, 2000, our executive officers and directors and "beneficial owners" of more than 10% of our common stock were required to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934. Accordingly, no filings were required in fiscal year 1999.

                                CHANGE IN CONTROL

         On August 27, 1999, pursuant to an Agreement and Plan of Merger, dated August 20, 1999, by and among Westech, Tejas Securities Group, Inc., Tejas Securities Group Holding Company, and Westech Merger Sub, Inc., Merger Sub, a wholly owned subsidiary of Westech, was merged with and into Tejas Holding, the parent company of Tejas Securities, with Tejas Holding being the surviving corporation.

         Prior to the merger, holders of 4,808,555 shares of Tejas Securities common stock exchanged their shares for an equal number of Tejas Holding shares. As a result, 4,808,555 shares of Tejas Holding common stock were issued and outstanding to a total of eleven shareholders, and Tejas Holding's sole asset was 4,808,555 shares of Tejas Securities common stock. The Tejas Securities common stock held by Tejas Holding currently represents approximately 81% of the issued and outstanding Tejas Securities common stock. As consideration for the merger, each share of Tejas Holding common stock issued and outstanding as of the date of the merger was exchanged for 2.4825 shares of our common stock. As the result of the merger, an aggregate of 12,661,343 shares of our common stock is issued and outstanding and the former holders of Tejas Holding common stock own approximately 94% of our common stock.

         John J. Gorman (chairman of the board of directors and chief executive officer), Jay W. Van Ert (president) and Joseph F. Moran (managing director) may each be deemed to be in control of us by virtue of their stock ownership and their respective positions as our directors and officers. As of September 11, 2000, Messrs. Gorman, Van Ert and Moran directly or indirectly beneficially own 5,864,568, 1,362,162 and 2,549,288 shares of our common stock, respectively, or 45.36%, 10.58% and 20.03%, respectively, of the issued and outstanding shares of our common stock.

                  WESTECH CAPITAL CORP. 1999 STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

         In October 1999, the board of directors adopted our stock option plan, subject to approval by the shareholders of the company, to strengthen our ability to attract, motivate, compensate and retain employees, directors, and consultants by providing a means for such persons to acquire a proprietary interest in us and to participate in our growth through ownership of our common stock. We have summarized below the key provisions of the plan. Because this is a summary, this description may not contain all the information that is important to you. The following summary of the plan is qualified in its entirety by reference to the plan, a copy of which is included at the end of this proxy statement as Annex I.

REQUIRED VOTE

         If a quorum is present and voting, the stock option plan will be adopted if the plan receives votes equal to a majority of the shares of stock represented at the meeting.

         The board of directors recommends that you vote FOR adoption of the Westech Capital Corp. 1999 Stock Option Plan.

         Shares Subject to the Plan

         Under our stock option plan, we can grant awards consisting of either incentive stock options or nonqualified stock options not to exceed 3,000,000 shares of our common stock. That number will be adjusted automatically if the outstanding shares of common stock are increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of ours or of another corporation, by reason of reorganization, split, combination of shares, or a dividend payable in common stock. Equitable adjustments to the number of shares subject to each award and to the payment required to obtain such shares will also be made so that the same proportion of shares will be subject to the award and the aggregate consideration to acquire all shares subject to the award will remain as it was prior to the recapitalization.

         As of March 31, 2000, we had granted options under our stock option plan to acquire 2,765,000 shares of our common stock, none of which had been exercised, or cancelled and all of which remained outstanding.

         Shares Not Subject to the Plan

         During 1999, Tejas Securities granted options to purchase 300,000 shares of Tejas Securities' common stock (744,750 shares of the Company's common stock giving effect to the reverse merger) at a price of $1.00 per share ($0.40 per share giving effect to the reverse merger). The Tejas Securities options were cancelled upon termination of Tejas Securities' option plan in 1999. Options to purchase 744,750 shares of the Company's common stock were subsequently issued on January 1, 2000 at a price of $0.40 per share.

         Eligibility

         All of our employees, directors and consultants are eligible to receive awards under our stock option plan. For tax reasons, the availability of incentive stock options is restricted to employees, with nonqualified stock options available to employees, directors and consultants. The stock option committee, as administrator of our stock option plan, determines:

                  o the persons to whom stock option awards are to be granted;

                  o whether an option shall be an incentive stock option or nonqualified stock option or both;

                  o the number of shares of our common stock subject to each grant; and

                  o the time or times at which stock option awards will be granted and the time or times of the exercise period, which shall not exceed the maximum period described below.

         Types of Awards

         Options granted under our stock option plan may be either options that are intended to qualify for treatment as "incentive stock options" under Section 422 of the Internal Revenue Code or options that are not, which are "nonqualified stock options". The exercise price of incentive stock options must be at least the fair market value of a share of the common stock on the date of grant, and not less than 110% of the fair market value in the case of an incentive stock option granted to an optionee owning 10% or more of the common stock. The aggregate fair market value of common stock (calculated on the date of grant) with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. The term of an option may not exceed ten years (or five years in the case of an incentive stock option granted to an optionee owning 10% or more of our common stock).

         Termination of Awards

         Our stock option plan limits the time during which a holder of an option can exercise an option to no more than ten years. In addition, an optionee who leaves our employment will generally have no more than three months to exercise an option, reduced to no days after employment is terminated for cause, and additional rules apply to cases of death and disability. Upon the occurrence of certain events which constitute a change of control, all granted options shall become exercisable during the period beginning on the date of the occurrence of the change of control and ending sixty days later. The Stock Option Committee may, however, override the plan's rules, other than the ten year limit. We cannot grant additional options under our stock option plan after October 15, 2009, the tenth anniversary of its adoption.

         Amendments to Our Stock Option Plan

         Our board of directors may amend or terminate our stock option plan, as long as no amendment or termination affects options previously granted. However, the plan requires shareholder approval of any amendment that increases the number of shares available under the plan which may be issued as incentive stock options or that modify the requirements as to eligibility to receive incentive stock options under the plan.

            AMENDMENT TO WESTECH CAPITAL CORP. 1999 STOCK OPTION PLAN
                                (PROPOSAL NO. 3)

         In August, 2000, the board of directors amended our stock option plan to increase the number of shares of common stock reserved for issuance under the plan from 3,000,000 to 4,000,000.

REQUIRED VOTE

         If proposal number 2 is approved, and if a quorum is present and voting, the amendment to increase the number of shares of common stock available under our stock option plan will be adopted if the amendment receives votes equal to a majority of the shares of stock represented at the meeting.

         The board of directors recommends that you vote FOR adoption of the amendment to the Westech Capital Corp. 1999 Stock Option Plan to increase the number of shares of our common stock which are available for issuance under the plan from 3,000,000 to 4,000,000 shares.

                           ADOPTION OF REINCORPORATION
                                (PROPOSAL NO. 4)

         The board of directors has unanimously approved and declared advisable a proposed reincorporation to change our state of incorporation from New York to Delaware.

REQUIRED VOTE

         The reincorporation will be approved if it receives votes equal to two-thirds of the shares of stock entitled to vote at the meeting.

         The board of directors recommends that you vote FOR the approval of the proposed reincorporation that would change our state of incorporation from New York to Delaware.

DESCRIPTION OF REINCORPORATION

         Prior to effecting the reincorporation, we will form a wholly owned subsidiary in the State of Delaware called "Westech Capital Corp." The reincorporation will be effected by merging the New York corporation with and into the Delaware corporation in accordance with the terms of an Agreement and Plan of Merger. The address and phone number of the principal executive office of the Delaware corporation will be the same as ours.

         Upon completion of the merger:

         o        the New York corporation will cease to exist;

         o the Delaware corporation will continue to operate business of under the name "Westech Capital Corp.";

         o our shareholders will automatically become the stockholders of the Delaware corporation;

         o our shareholders will have rights as stockholders of the Delaware corporation and no longer as shareholders of the New York corporation, and such rights will be governed by Delaware law, the Delaware corporation's certificate of incorporation and the Delaware corporation's bylaws rather than by New York law, our existing certificate of incorporation and our existing bylaws; and

         o options and warrants to purchase shares of our common stock automatically will be converted into options and warrants to acquire an equal number of shares of the Delaware corporation's common stock. The reincorporation will not result in any change in our physical location, business, management, assets, liabilities, net worth or employee benefit plans. Our directors and officers immediately prior to the merger will serve as the directors and officers of the Delaware corporation following the merger. Approval of the reincorporation will constitute approval of the merger and the merger agreement. Following the annual meeting, if the reincorporation is approved by our shareholders, we, upon satisfaction of applicable regulatory requirements, will submit the appropriate documents to the offices of the New York Secretary of State and the Secretary of State of the State of Delaware for filing.

         The shareholders' approval of the reincorporation will constitute their approval of all of the provisions of the Delaware corporation's certificate of incorporation and the Delaware corporation's bylaws, including the limitation of director liability and indemnification of directors and officers under Delaware law, and including those provisions having "anti-takeover" implications, which may be significant to us and our shareholders in the future.

The governance of the Delaware corporation by Delaware law, the Delaware corporation's certificate of incorporation and bylaws will alter certain rights of the shareholders.

         The shareholders' approval of the reincorporation will mean that after the merger, the Delaware's certificate of incorporation and bylaws as they exist immediately prior to the merger will be the certificate of incorporation and bylaws of the Delaware corporation as the surviving company. Such certificate of incorporation and bylaws will be in the form attached to this proxy statement as Annex II and Annex III, respectively.

         Under the merger agreement, each outstanding share of our common stock will automatically be converted into one share of the Delaware corporation's common stock upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of common stock will continue to represent the same number of shares of common stock of the Delaware corporation. It will not be necessary for shareholders to exchange their existing stock certificates for the Delaware corporation's stock certificates. However, shareholders may exchange their certificates if they so choose.

         Summary of the Merger Agreement and its Effects

         The discussion set forth below is a summary of the merger agreement and certain of its effects. It is qualified in its entirety by reference to the merger agreement attached to this proxy statement as Annex IV.

         The reincorporation and the merger agreement have been unanimously approved and declared advisable by the board of directors. If approved by the shareholders, the reincorporation and the merger will become effective upon the filing of the merger agreement and related documentation with the Secretary of State of the State of Delaware. The board of directors intends that the reincorporation be consummated as soon as practicable following the annual meeting and the satisfaction of applicable regulatory requirements, if any. Nonetheless, the merger agreement allows for the board of directors to abandon or postpone the merger or to amend the merger agreement either before or after the shareholders' approval has been obtained and before the effective time, if circumstances arise causing the board of directors to deem either such action advisable.

         Reasons for the Reincorporation

         In recent years, a number of major public corporations have obtained the approval of their shareholders to reincorporate in Delaware. The board of directors believes it is beneficial and important that we also obtain the advantages of Delaware law. The board of directors believes the proposed change in domicile is in the best interests of the company and our shareholders for several reasons, including:

         o the greater predictability and flexibility afforded by Delaware corporate law and its greater responsiveness to corporate needs;

         o the more predictable corporate environment afforded by Delaware to directors and officers; and

         o the greater certainty afforded by Delaware law with respect to directors' duties in the face of takeover offers and with respect to anti-takeover measures.

         Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, the General Corporation Law of the State of Delaware has become widely regarded as the most well-defined body of corporate law in the United States. Because of Delaware's prominence in this area, both the legislature and courts in Delaware have acted quickly and effectively to meet changing business needs. The Delaware courts have developed expertise in dealing with corporate issues and a substantial body of case law with respect to corporate legal affairs. These factors often provide the directors and officers of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation.

         Affect on Directors and Officers

         The board of directors believes that reincorporation under Delaware law will enhance our ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the company. The law of Delaware offers reduced risk, greater certainty and stability from the perspective of those who serve as corporate officers and directors. To date, we have not experienced difficulty in retaining directors or officers. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, we believe that the better understood, more developed, and comparatively stable corporate environment afforded by Delaware case law will enable us to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers.

         The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under New York law. In addition, the protection from liability and ability to provide indemnification for directors and officers is somewhat greater under Delaware law than under existing New York law. Accordingly, the board of directors believes that our corporate objectives can be better achieved by reincorporating in Delaware, and by including provisions in the certificate of incorporation and bylaws of the Delaware corporation to eliminate personal liability of directors and officers and to provide for their indemnification to the maximum extent permitted by Delaware law.

         Disadvantages of the Reincorporation

         Despite the unanimous belief of the board of directors that the reincorporation is in the best interests of the company and our shareholders, Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states.

         Authorized Shares of Capital Stock

         Our certificate of incorporation authorizes 50,000,000 shares of common stock, par value $0.001 per share, of which 12,661,343 shares of common stock are issued and outstanding. The Delaware corporation's certificate of incorporation also provides for 50,000,000 shares of common stock, par value $.001 per share. The Delaware corporation will not issue any shares of any stock in connection with the reincorporation, other than the shares into which our shares of common stock will convert.

         Conversion of the Stock

         After the reincorporation becomes effective, the Delaware corporation will issue a press release announcing that the transaction has occurred. At the effective date, the holders of the shares of our common stock will become holders of shares of the Delaware corporation. Our shares of common stock will automatically convert into shares of common stock of the Delaware corporation on the effective date, on these terms:

         o        The conversion will be on a one-for-one basis; and.

         o Each share of the common stock of the company which is issued and outstanding immediately prior to the effective date will become one share of the common stock of the Delaware corporation.

         New Stock Certificates

         At the Effective Date, each stock certificate representing shares of our common stock that were issued and outstanding just before the merger will automatically represent the same number of shares of common stock of the Delaware corporation. Therefore, our shareholders will not need to exchange their stock certificates for new Delaware corporation stock certificates following merger.

         The Delaware corporation will issue new certificates representing shares of the Delaware corporation's common stock in connection with stock transfers occurring after the effective date. In addition, on written request, the Delaware corporation will issue new certificates of the Delaware corporation to anyone who holds our stock certificates.

         Freely Tradable Shares

         After the merger, shareholders may continue to make sales or transfers of shares of common stock of the Delaware corporation using our stock certificates. Shareholders whose shares of common stock were freely tradable before the merger will own shares of common stock of the Delaware corporation which are freely tradable after the merger. Similarly, any shareholder holding securities with transfer restrictions before the merger will hold securities of the Delaware corporation which have the same transfer restrictions after the merger. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold the Delaware corporation's stock certificates will be deemed to have acquired their shares on the same date they are deemed to have acquired their Westech shares.

         After the merger, the Delaware corporation will continue to be a publicly held company. The Delaware corporation will also file with the Securities and Exchange Commission and provide to its stockholders the same types of information that we have previously filed and provided.

         Certain Federal Income Tax Consequences of the Reincorporation

         The discussion of United States federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences which may apply to a shareholder. You are strongly urged to consult your tax advisors to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

         The following discussion sets forth the principal United States federal income tax consequences of the reincorporation to our shareholders. The following disclosure addresses only the United States federal income tax consequences to our shareholders who hold their shares as a capital asset. The following disclosure does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation. The following disclosure is based upon the Internal Revenue Code of 1986, as amended, laws, regulations, rulings and decisions in effect as of the date hereof, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. We have neither requested nor received a tax opinion from legal counsel with respect to any of the matters discussed herein. No rulings have been or will be requested from the IRS with respect to any of the matters discussed herein. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

         Our shareholders who receive Delaware corporation shares upon the automatic conversion of their New York corporation common stock into Delaware corporation common stock pursuant to the plan of merger will not recognize gain or loss for United States federal income tax purposes. Each of our shareholder's aggregate tax basis in the Delaware corporation shares received will equal his, her or its aggregate tax basis in the New York corporation shares automatically converted pursuant to the plan of merger. The holding period of the Delaware corporation shares will include the holding period of the New York corporation shares automatically converted pursuant to the plan of merger.

         Accounting Treatment

         In accordance with generally accepted accounting principles, we expect that the merger will be accounted for as a reorganization of entities under common control at historical cost.

         Regulatory Approvals

         The merger is not expected to be consummated until we have obtained all required consents of governmental authorities. To our knowledge, the only required consents to the consummation of the merger will be the filing of a Certificate of Merger by the Tax Commissioner of the State of New York with the Secretary of State of the State of New York and the filing of a Certificate of Merger with the Secretary of State of the State of Delaware.

         Abandonment of the Reincorporation

         The board of directors will have the right to abandon the merger agreement and thus the reincorporation and take no further action towards reincorporating us in Delaware at any time before the effective date, even after shareholder approval, if for any reason the board of directors determines that it is not advisable to proceed with the reincorporation.

COMPARISON OF SHAREHOLDER/STOCKHOLDER RIGHTS

         The relative rights of the stockholders of the Delaware corporation and the shareholders of the New York corporation and a number of other corporate governance matters will differ between the Delaware corporation and the New York corporation. These differences arise as a result of differences between the General Corporation Law of Delaware and the New York Business Corporation Law and differences between each company's respective certificates of incorporation and bylaws. The following discussion identifies what the board of directors, with the advice of counsel, believes to be the most significant of these differences.

         Shareholders are advised that many provisions of Delaware law and New York Law may be subject to differing interpretations, and that those offered herein may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. In addition, the following discussion is qualified in its entirety by reference to Delaware law, New York law, case law applicable in Delaware and in New York, and the charter documents of each of the companies. Copies of the charter documents are available for inspection at our principal office and will be sent to shareholders upon request.

SELECTED DIFFERENCES IN THE CORPORATE LAWS OF DELAWARE AND NEW YORK

         Indemnification of Directors and Officers

         New York law and Delaware law both allow a corporation to indemnify its directors and officers in connection with derivative and non-derivative actions. Moreover, both generally require that the person to be indemnified must have acted in good faith and in a manner the person reasonably believed to be consistent with the best interests of the corporation. Both certificates of incorporation generally provide for indemnification to the maximum extent permitted by applicable law.

         Insurance for Directors and Officers

         New York law permits a corporation to purchase insurance for its directors and officers against liabilities arising from actions and omissions of the insured person, provided that such insurance does not provide for any payment, other than cost of defense, where a final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained a financial profit or other advantage to which he was not legally entitled. Delaware law permits a corporation to purchase insurance for its directors, officers, employees or agents against any liability incurred in such capacity and does not contain the limitations described above.

         Limitation of Directors' Liability

         As permitted by New York law, our certificate of incorporation contains a provision limiting or eliminating the personal liability of a director to us or our shareholders for damages for any breach of duty in such capacity, except for the liability of any director if a judgment or other final adjudication adverse to him establishes that:

         o his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of the law;

         o he personally gained a financial profit or other advantage to which he was not legally entitled; or

         o his acts were in violation of certain provisions concerning dividends, distributions and loans to directors.

         Similarly, the Delaware corporation's certificate of incorporation, as allowed by Delaware law, contains a provision limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except with respect to

         o        any breach of the director's duty of loyalty;

         o acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law;

         o the payment of certain unlawful dividends or unlawful stock purchases or redemptions; or

         o any transaction from which the director derived an improper personal benefit.

         Number of Directors

         Our bylaws, in accordance with New York law, provide that the number of directors constituting the board shall be determined by resolution of the shareholders or the board of directors, but in no event shall be less than three. Currently, there are six members of the board of directors.

         Delaware law provides that the number of directors shall be fixed by or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number. The Delaware corporation's bylaws provide that the board shall consist of at least three directors, as set by the board. The Delaware corporation's organizational consent provides for an initial board of directors made up of six members.

         Transactions with Interested Directors

         New York law provides several methods for establishing the validity of transactions between a corporation and interested directors including a vote by the uninterested directors. The comparable provision of Delaware law provides that no transaction between a corporation and an interested director is void or voidable solely because such director is present at or participates in the meeting or because such director's votes are counted if the material facts of such interest are known to the board and the board in good faith authorizes the transaction by vote of a majority of the disinterested directors or such interest is disclosed to stockholders and the stockholders in good faith approve the transaction.

         Loans and Guarantees of Obligations of Directors

         Under New York law, we may not lend money to or guarantee the obligation of a director unless the loan or guarantee is approved by the shareholders, with the holders of a majority of the votes of the shares entitled to vote thereon constituting a quorum. Shares held by directors who are benefited by such loan or guarantee are not entitled to vote or to be included in the determination of a quorum.

         Delaware law contains no similar provision, and the board of directors may authorize loans or assistance to or guarantees of indebtedness of employees and officers, including any employee or officer who is a director, whenever, in the judgment of the board of directors, such loan, assistance or guaranty is in the best interest of the corporation.

         Shareholder Action by Written Consent

         New York law allows shareholder action without a meeting upon the written consent of all outstanding shares entitled to vote on the matter, unless the certificate of incorporation expressly permits majority shareholder consent. Our certificate of incorporation does not permit majority consent.

         Delaware law permits stockholder action without a meeting upon the written consent of holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted, unless the certificate of incorporation provides otherwise. The Delaware corporation's certificate of incorporation provides for action by majority written consent. As a result, a small number of stockholders in the Delaware corporation will have the ability to approve certain matters without a shareholder vote. See "Security Ownership of Certain Beneficial Owners and Management" and "Change in Control."

         Vote Required for Certain Transactions

         New York law requires that the holders of two-thirds of our outstanding stock approve certain mergers, consolidations, sales of all or substantially all assets that may occur outside the ordinary course of business or dissolution. Under Delaware law and the Delaware corporation's certificate of incorporation, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets. Furthermore, in the case of certain mergers under Delaware law, stockholders of the surviving corporation do not have to approve the merger at all.

         Dissenters' Rights

         New York law provides that a dissenting shareholder has the right to receive the fair value of his shares if he complies with certain procedures and objects to certain mergers and consolidations, certain dispositions of assets requiring shareholder approval, certain share exchanges, or certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder.

         Delaware law provides such dissenters' rights only in the case of stockholders objecting to certain mergers or consolidations (which class of mergers or consolidations is somewhat narrower than the class giving rise to appraisal rights under New York law), unless additional appraisal rights are provided in the certificate of incorporation. The Delaware corporation's certificate of incorporation does not provide for any additional appraisal rights.

         Business Combinations with Interested Shareholders; Anti-Takeover Implications

         Provisions in both New York law and Delaware Law may help to prevent or delay changes of corporate control. In particular, both New York law and Delaware law restrict or prohibit an interested shareholder from entering into certain types of business combinations unless the board of directors approves the transaction in advance.

         Under New York law, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an "interested shareholder", unless the board of directors approved either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquired his or her shares. An "interested shareholder" under New York law is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock.

         Delaware law generally prohibits an "interested stockholder" from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder unless the business combination is approved in advance by the board of directors, or at or subsequent to such time, the business combination is approved by the board of directors and by the affirmative vote at a meeting of at least two-thirds of the outstanding voting stock of the corporation not owned by the interested stockholder. An "interested stockholder" under Delaware law is any person other than the corporation and its majority-owned subsidiaries who beneficially owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years. Delaware law also provides that a corporation's certificate of incorporation may elect to not apply this rule in certain instances. The Delaware corporation's certificate of incorporation does not apply this rule.

         Delaware law, like the comparable provision of New York law, may have anti-takeover effects because it restricts "business combinations" with "interested stockholders." The reincorporation is not being proposed in order to prevent a business combination or change in control and the board of directors is not aware of any present attempt to acquire control of us or to obtain representation on our board of directors.

         Proxies

         Under New York law, a proxy cannot be voted or acted upon after 11 months from its date unless such proxy provides for a longer period. Under Delaware law and the Delaware corporation's bylaws, a proxy cannot be voted or acted upon after three years from its date unless such proxy provides for a longer period.

SELECTED DIFFERENCES IN THE CHARTER DOCUMENTS

         The Delaware corporation's certificate of incorporation and bylaws will be in effect and will govern the rights of stockholders in the event the reincorporation is approved and the merger takes place. The Delaware corporation's charter documents are substantially similar to our charter documents. The differences between the two are primarily a result of differences between New York law and Delaware law as discussed above. Set forth below is a summary of the material changes in the Delaware corporation's charter documents from our current charter documents.

         The following summary does not purport to be a complete statement of such changes or of the Delaware corporation's certificate of incorporation and bylaws and is qualified in its entirety by reference to such charter documents. Copies of the charter documents are available for inspection at our principal office and copies will be sent to shareholders upon request.

         Special Meetings

         Our bylaws provide that special meetings of shareholders may be called at the behest of the chairman of the board of directors or by the board of directors. The Delaware corporation's bylaws provide that special meetings of stockholders may be called at the behest of the chief executive officer, president, a majority of the board of directors or the holders of a majority of the shares of the company entitled to vote at such meeting.

         Quorum

         Our bylaws provide that the presence, in person or represented by proxy, of one-third of the shareholders entitled to vote at a meeting of shareholders shall constitute a quorum. The Delaware corporation's bylaws provide that the presence of a majority of the shares entitled to vote, in person or represented by proxy, shall constitute a quorum.

         Indemnification and Limitation of Liability

         The Delaware corporation's certificate of incorporation and our certificate of incorporation each provide for indemnification of directors and officers to the fullest extent permitted by law and expressly authorize the corporation to purchase and maintain directors' and officers' liability insurance to insure against liabilities or losses incurred in such capacities whether or not the corporation would have the power to indemnify the individual.

                        SELECTION OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 5)

         We ask that you approve the following resolution on the appointment of our independent auditors:

         RESOLVED, that the shareholders ratify the appointment of KPMG, LLP to audit the accounts of Westech and its subsidiaries for the fiscal year 2000.

         The board of directors recommends that you vote FOR the ratification of the appointment of KPMG, LLP as our independent auditors for 2000.

         KPMG, LLP was the independent auditor for Tejas Securities in the fiscal year 1999, and on August 31, 1999, KPMG, LLP replaced Scott & Guilfoyle as the independent accountant engaged to audit our financial statements.

         Scott & Guilfoyle's report on our financial statements for 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants from Scott & Guilfoyle to KPMG, LLP was approved by the board of directors. During the two most recent fiscal years prior to and through the date of their replacement, there were no disagreements between Scott & Guilfoyle and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Scott & Guilfoyle, would have caused it to make reference to the subject matter of the disagreement in connection with their report.

         We expect a representative of KPMG, LLP to attend the meeting, respond to appropriate questions and be given an opportunity to make a statement if they desire to do so. Scott & Guilfoyle will not attend the meeting and will not be available to answer questions.

        STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2001 ANNUAL MEETING

         From time to time, stockholders seek to nominate directors or present proposals for inclusion in the proxy statement and form of proxy for consideration at the annual meeting. To be included in the proxy statement or considered at an annual or special meeting, you must timely submit nominations of directors or proposals, in addition to meeting other legal requirements. We must receive proposals for the 2001 annual meeting no later than, December 7, 2000, for possible inclusion in the proxy statement, or prior to February 14, 2001 for possible consideration at the meeting, which is expected to take place on May 15, 2001.

                                 OTHER BUSINESS

         The board of directors knows of no other matters for consideration at the meeting. If any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment. All other business voted on at the meeting will be decided by the vote of a majority of the shares present in person or by proxy at the meeting, except as otherwise provided by law or our certificate of incorporation or bylaws.

                                  ANNUAL REPORT

         Our 2000 Annual Report to Shareholders containing audited financial statements for fiscal year 1999, and unaudited financial statements for the six month period ended June 30, 2000, has been mailed along with this proxy statement to all shareholders of record as of 8:00 a.m., September 11, 2000. Any shareholder that has not received a copy of such annual report may obtain a copy by writing to us at 2700 Via Fortuna, Suite 400, Austin, Texas 78746.

                                                                         ANNEX I


                             WESTECH CAPITAL CORP.

                             1999 STOCK OPTION PLAN

         SECTION 1. ESTABLISHMENT. Westech Capital Corp., a New York corporation (and any successor thereto, the "Company"), hereby establishes the Westech Capital Corp. 1999 Stock Option Plan (as amended from time to time, the "Plan") for employees, directors, and consultants of the Company and its Subsidiaries. Options granted to an optionee under the Plan shall be either Incentive Stock Options or Nonqualified Stock Options.

         SECTION 2. PURPOSE. The purpose of the Plan is to strengthen the ability of the Company and its Subsidiaries to attract, motivate, compensate, and retain employees, directors, and consultants of the Company and its Subsidiaries by providing a means for such persons to acquire a proprietary interest in the Company and to participate in the growth of the Company through ownership of common stock of the Company. The Plan furnishes additional incentives to those persons responsible for the success of the Company and its Subsidiaries, and thereby serves as an incentive for long and short-term performance intended to enhance stockholders' investment in the Company.

         SECTION 3. DEFINITIONS.

                  (a) "Award" means the grant of an Option pursuant to the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Change of Control" shall have the meaning set forth in
         Section 11(b).

                  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (e) "Committee" means the Committee established by the Board to administer the Plan, as such Committee may be constituted from time to time; provided, however, membership on the Committee shall be limited to "Non-Employee Directors" (as that term is defined in Rule 16b-3 (or any successor to such rule) promulgated under the Exchange
         Act) who are also "outside directors," as required pursuant to Section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder; and provided further, the Committee will consist of not less than two (2) directors. All members of the Committee will serve at the pleasure of the Board.

                  (f) "Company" means Westech Capital Corp., a New York corporation, and any successor thereto.

                  (g) "Date of Grant" means the date on which an Award is granted as determined in accordance with the rules set forth in Treasury Regulation Section 1.421-7(c).

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (i) "Fair Market Value" means the fair market value of the Stock, determined as follows:

                         (i) if the Stock is actively traded on any national
                  securities exchange or is included on the National Market System of the National Association of Securities Dealers Automated Quotation System, Fair Market Value shall be the average of the high and low prices of the Stock as reported for the date the Award is granted or, if no sale of the Stock shall have been made on that day, the next preceding day on which there was a sale of Stock; or

                         (ii) if the price for the Stock is not reported in the
                  manner described in subsection (i) above, Fair Market Value shall be determined by the Committee; provided, however, that with respect to Incentive Stock Options, Fair Market Value must be determined in accordance with Section 422 of the Code.

                  (j) "Incentive Stock Option" means an Option granted under the Plan which is designated by the Committee as an incentive stock option and which complies with the requirements of Section 422 of the Code, as amended from time to time.

                  (k) "Nonqualified Stock Option" means an Option granted under the Plan which is not an Incentive Stock Option.

                  (l) "Option" means an award granted under the Plan in the form of a right to purchase Stock, evidenced by a Stock Option Agreement containing such provisions as the Committee may establish.

                  (m) "Plan" means this Westech Capital Corp. 1999 Stock Option Plan, as amended from time to time.

                  (n) "Stock" means the Common Stock, par value $.001 per share, of the Company and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of, or in substitution or exchange for, shares of such Common Stock.

                  (o) "Stock Option Agreement" means the agreement, entered into between the Company and an optionee, evidencing an Option.

                  (p) "Subsidiary" shall mean a "subsidiary" of the Company as such term is defined in Section 424(f) of the Code.

                  (q) "Ten Percent Owner" means a person who, on the Date of Grant of an Incentive Stock Option, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its parent corporation (as defined in

         Section 424(e) of the Code), or a Subsidiary, applying the ownership attribution rules of Section 424(d) of the Code.

         SECTION 4. ADMINISTRATION. The Plan shall be administered by the Committee, which shall have the following powers:

                  (a) As to each Award, the Committee shall have the full and final authority and discretion to determine: (i) the persons to whom Awards are to be granted; (ii) whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option or both; (iii) the number of shares of Stock subject to each Award; (iv) the time or times at which Awards shall be granted; (v) the exercise or purchase price of the shares of Stock subject to each Award; and (v) the time or times when each Option shall become exercisable and the duration of the exercise period, which shall not exceed the maximum period specified in Section 7.

                  (b) As to the Plan, the Committee shall have the authority
         (i) to exercise all of the powers granted to it under the Plan; (ii) to construe, interpret and implement the Plan and any Stock Option Agreements; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to make all determinations necessary or advisable in administering the Plan; and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

                  (c) Without limiting the Board's right to amend the Plan pursuant to Section 12, the Board may take all actions authorized by this Section 4, including, without limitation, granting such Awards pursuant to the Plan as the Board deems desirable.

                  (d) The determination of the Committee (or the Board) on all matters relating to the Plan or any Stock Option Agreement shall be conclusive. Proceedings by the Board with respect to this Plan will be conducted in accordance with the Articles of Incorporation and Bylaws of the Company. A majority of the Committee members shall constitute a quorum for action by the Committee. All determinations of the Committee shall be made by not less than a majority of its members. In the event of a conflict between any decision of the Committee and of the Board, the decision of the Board shall be controlling.

         SECTION 5. ELIGIBILITY. Eligibility for participation in the Plan shall be confined to employees, directors, and consultants of the Company and its Subsidiaries who are designated by the Committee (or the Board). In making any determination as to the persons to whom Awards are granted, the type of Award, and/or the number of shares of Stock to be issued pursuant to the Award, the Committee (or the Board) shall consider the position and responsibilities of the person; the importance of the person to the Company; the duties of the person; the past, present, and potential contributions of the person to the growth and success of the Company and its Subsidiaries; and such other factors as the Committee (or the Board) may deem relevant in accomplishing the purposes of the Plan.

         SECTION 6. STOCK AVAILABLE UNDER THE PLAN.

                  (a) The aggregate number of shares of Stock for which Awards may be granted under the Plan shall not exceed 3,000,000 shares, unless increased or decreased by reason of changes in the capitalization of the Company as provided in Section 10 or by amendment of the Plan. The shares of Stock issued pursuant to the Plan may be, at the discretion of the Committee, authorized but unissued shares or previously issued and reacquired shares of Stock held by the Company as treasury shares.

                  (b) If an Option granted under this Plan shall expire or terminate unexercised as to any shares of Stock covered thereby, such shares shall thereafter be available for the granting of other Awards under this Plan.

         SECTION 7. TERMS AND CONDITIONS OF OPTIONS. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement in such form as is consistent with the Plan and as the Committee shall determine; provided that each Stock Option Agreement shall clearly and separately identify Incentive Stock Options and Nonqualified Stock Options and that the substance of the following terms and conditions shall be included therein:

                  (a) Exercise Price. The price at which each share of Stock covered by such Option may be purchased shall be determined by the Committee (or the Board). With respect to Incentive Stock Options, the exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the Date of Grant. With respect to Incentive Stock Options awarded to Ten Percent Owners, the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the Date of Grant.

                  (b) Term of Options. Notwithstanding anything herein to the contrary, no Option shall be exercisable after the expiration of ten
         (10) years from its Date of Grant or from such earlier time as is provided in the Stock Option Agreement. Notwithstanding anything herein to the contrary, with respect to an Incentive Stock Option granted to a Ten Percent Owner, such Option shall not be exercisable after the expiration of five (5) years from its Date of Grant or from such earlier time as is provided in the Stock Option Agreement.

                  (c) Exercise of Option by an Employee. Subject to Subsections
         (d) and (e) below, an Option awarded to an employee of the Company or a Subsidiary and any right related thereto, if exercisable by the optionee, may be exercised (subject however, to the provisions of Subsection (g) below) only if the optionee has been an employee of the Company or a Subsidiary at all times during the period beginning with the Date of Grant of the Option and ending on the date that is three months before the date of such exercise; provided however, that in the case of an optionee who terminates employment with the Company due to total and permanent disability, the three-month period shall be extended to six (6) months. An optionee's employment relationship with the Company or a Subsidiary will be considered to continue during a leave of absence to the extent so provided in the personnel policies of the Company or Subsidiary; provided that with respect to an Incentive Stock Option, such employment relationship shall not be considered continued for a period exceeding that set forth in Treasury Regulation Section 1.421-7(h)(2).

                  (d) Death of Optionee who is an Employee. In the event of the death of an optionee while the optionee is in the employ of the Company or a Subsidiary (or within three months after the optionee's termination of employment with the Company or a Subsidiary), any Option then held by the optionee shall, subject to the provisions of Subsection (g) below, be exercisable during the six-month period immediately following such death. In such case, the Option may only be exercised by the executor or administrator of the optionee's estate or by the person or persons to whom the optionee's rights under the Option pass by the optionee's will or the laws of descent and distribution; provided that in no event shall an Option be exercisable more than ten (10) years after its Date of Grant.

                  (e) Termination of Employment for Cause. In the event that any optionee who is an employee of the Company or a Subsidiary shall be dismissed from the employ of the Company or a Subsidiary for any reason which, in the opinion of the Board (or the Committee if so authorized by the Board), shall constitute good cause for dismissal, any Option held by such person at such time shall automatically terminate and shall not be exercisable as of such dismissal. The decision of the Board (or the Committee if so acting) as to what shall constitute good cause for dismissal shall be final and binding upon all concerned.

                  (f) Exercise of Option by Consultant or Non-Employee
         Director.

                           (i) Subject to Subsections (f)(ii) and (f)(iii)
                  below, an Option awarded to a consultant or non-employee director of the Company or a Subsidiary and any right related thereto, if exercisable by the optionee, may be exercised (subject, however, to the provisions of Subsection (g) below) only if the optionee has had a director or consultant relationship with the Company or a Subsidiary at all times during the period beginning with the Date of Grant of the Option and ending on the date that is three months before the date of such exercise; provided, however, that in the case of an optionee who terminates such relationship with the Company due to total and permanent disability, the three-month period shall be extended to six (6) months.

                           (ii) In the event of the death of an optionee while
                  the optionee is a consultant or non-employee director of the Company or a Subsidiary (or within three months after the optionee's termination of such a relationship with the Company or a Subsidiary), any Option then held by the optionee shall, subject to the provisions of Subsection (g) below, be exercisable during the six-month period immediately following such death. In such case, the Option may only be exercised by the executor or administrator of the optionee's estate or by the person or persons to whom the optionee's rights under the Option passed by the optionee's will or the laws of descent and distribution; provided that in no event shall an Option be exercisable more than ten (10) years after its Date of Grant.

                           (iii) In the event that any optionee who is a
                  consultant or non-employee director of the Company or a Subsidiary shall be dismissed from such relationship with the Company or a Subsidiary for any reason which, in the opinion of the Board (or the Committee if so authorized by the Board), shall constitute good cause for dismissal, any Option held by such person at such time shall automatically terminate and shall not be exercisable as of such dismissal. The decision of the Board (or the Committee if so acting) as to what shall constitute good cause for dismissal shall be final and binding upon all concerned.

                  (g) Execution of Stock Option Agreement. After the effective date of the Plan, the Committee (or the Board) may grant Options pursuant to the Plan at any time. Within thirty (30) days after the Date of Grant, the Company shall notify the optionee of the grant of the Option, and submit to the optionee a Stock Option Agreement duly executed by and on behalf of the Company, with the request that the optionee execute and return the Stock Option Agreement within thirty
         (30) days thereafter. If the optionee shall fail to return the executed Stock Option Agreement within such thirty (30) day period, such person's Option shall automatically terminate and no longer be exercisable.

                  (h) Periods of Exercise. An Option shall be exercisable in whole or in part at such times as may be determined by the Committee (or the Board) and stated in the Stock Option Agreement. The Committee shall have the authority to prescribe upon the granting of an Option the schedule (if any) under which Options will become exercisable by each optionee and the conditions of any such exercise. Except as provided otherwise in this Section 7, to the extent that any installment of an Option has become exercisable it may be exercised thereafter, until termination of the Option, in whole or in part at any time or from time to time.

                  (i) Notice of Exercise. An Option shall be exercised by written notice of exercise, in the form prescribed by the Committee, delivered to the Company in such manner as the Committee may designate. The notice shall specify the number of shares of Stock for which the Option is being exercised and whether the Option being exercised is an Incentive Stock Option or a Nonqualified Stock Option. Each such notice of exercise shall be irrevocable when given.

                  (j) Payment. An Option shall be exercisable for the purchase of shares of Stock only upon payment to the Company of the full exercise price of the Stock with respect to which the Option is exercised. Payment for shares of Stock acquired upon exercise of an Option shall be in either cash or other consideration deemed acceptable by the Committee in its sole discretion, including, without limitation, shares of Stock (including shares retained out of the shares of Stock being acquired through the exercise of the Option), promissory notes, or the proceeds of loans made or guaranteed by the Company or a Subsidiary. If shares of Stock are used to pay the exercise price of an Option, such shares shall have an aggregate fair market value equal to the number of shares with respect to which such Option is exercised multiplied by the exercise price per share; provided, that the Committee may, in the Stock Option Agreement, impose whatever restrictions it deems necessary or desirable with respect to the payment for shares by the delivery of Stock already owned by the optionee. The fair market value of Stock delivered in payment of the Option price shall be determined in the same manner as set forth in Section 3(i), except that such determination shall be made on the date of exercise of the Option. An Option shall be deemed exercised on the date such payment and the written notice of exercise are received by the Committee.

                  (k) Fractional Shares. The Company shall not be required to issue any fractional shares upon exercise of any Option, but in lieu thereof, the Company shall pay cash equal to the same fraction of the Fair Market Value of one share of Stock (determined as provided in Section 3(i) on the date such Option is exercised).

         SECTION 8. LIMITATION ON INCENTIVE STOCK OPTIONS.

                  (a) Limitation on Eligibility. Incentive Stock Options may only be granted to persons who are employees of the Company or a Subsidiary on the Date of Grant. Incentive Stock Options shall not be granted to consultants or non-employee directors of the Company and/or its Subsidiaries.

                  (b) Limitation on Grant. The aggregate Fair Market Value (determined as of the Date of Grant) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its parent and Subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). In the event the limits of this Subsection (b) would otherwise be exceeded, such Option to the extent of such excess, shall be deemed to be a Nonqualified Stock Option.

                  (c) Limitation on Disposition. To maintain special tax treatment for Incentive Stock Options, to the extent required by
         Section 421 of the Code, an optionee may not dispose of the Stock acquired pursuant to the exercise of an Incentive Stock Option within two years after the Date of Grant nor within one year after the optionee receives the Stock following exercise of the Incentive Stock Option. This limitation on disposal does not apply to Stock acquired pursuant to the exercise of an Incentive Stock Option after an optionee's death by his or her estate or heirs, as applicable.

                  (d) Recharacterization of Incentive Stock Options. To the extent that any Option designated as an Incentive Stock Option does not qualify as such (whether because of its provisions, the failure of the stockholders of the Company to authorize the issuance of Incentive Stock Options, the timely manner of its exercise, or otherwise), such Option, or the portion thereof which does not qualify, shall be deemed to constitute a Nonqualified Stock Option.

         SECTION 9. OTHER CONDITIONS APPLICABLE TO AWARDS.

                  (a) No Employment or Similar Rights. Nothing contained in this Plan or any Stock Option Agreement shall confer upon any person any right to continue an employment, director, or consultant relationship with the Company or any Subsidiary, nor interfere in any way with the right of the Company and its Subsidiaries to terminate a person's employment at will or change the person's compensation at any time.

                  (b) Nontransferable. Awards shall not be transferable, otherwise than by will or the laws of descent and distribution, without the written consent of the Committee or the Board (which consent may be granted or withheld at the sole discretion of the Committee or the Board). Notwithstanding the foregoing, Incentive Stock Options shall not be transferable otherwise than by will or the laws of descent and distribution. Awards may be exercised, during the lifetime of the recipient, only by the recipient or by the recipient's duly appointed guardian or personal representative. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of an Award contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon an Award shall be null and void and without effect.

                  (c) Stockholder Rights. No holder of an Option shall, by virtue of holding such Option, be entitled to any rights of a stockholder in the Company. An optionee shall not be considered a record holder of any shares of Stock purchased pursuant to the exercise of an Option for any purpose until the date on which such Stock is registered in such optionee's name upon the stock records of the Company.

                  (d) Issuance of Certificates and Withholding. The Company shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an Option prior to: (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable; (ii) the completion of any registration or other qualification of such shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable; and (iii) the determination by the Committee that the optionee has tendered to the Company (in cash, shares of Stock, or such other consideration as is acceptable to the Committee) any federal, state or local tax owed by the optionee as a result of the Award, if the Company has or may have a legal liability to satisfy such tax. In addition, if Stock reserved for issuance upon the granting of an Award shall not then be registered under the Securities Act of 1933, the Company may, upon exercise of an Option, require the holder thereof to represent in writing that the shares being acquired are for investment and not with a view to distribution thereof, and may mark the certificate(s) for the shares with a legend restricting transfer and may issue stop transfer orders relating to such certificate(s) to the transfer agent. The Company shall not be liable for damages due to delay in the issuance or delivery of any Stock certificate for any reason whatsoever. Furthermore, the Company shall not be liable to any optionee for refusing to deliver shares of Stock if such refusal is based upon the provisions of this Subsection (d).

         SECTION 10. ADJUSTMENTS UPON CHANGES IN STOCK.

                  (a) In the event that the outstanding shares of Stock are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, Stock split, combination of shares, or a dividend payable in Stock, the number and kind of shares reserved for issuance under the Plan, but not yet covered by an Award, shall be automatically adjusted to reflect such change. In addition, there shall be an appropriate adjustment in the number and kind of shares then subject to any Award, to the end that the Award recipient's proportionate interest shall be maintained as before the occurrence of such event, and such adjustment of outstanding Awards shall be made with a corresponding adjustment in the exercise price or purchase price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding Awards, including any adjustment in the exercise price, shall be made in such manner as not to constitute a modification as defined in Section 424 of the Code. The determination of any adjustment by the Committee shall be conclusive.

                  (b) The grant of an Award shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         SECTION 11. CHANGES OF CONTROL; ACCELERATION OF RIGHT TO EXERCISE.

                  (a) Notwithstanding anything in the Plan or any Stock Option Agreement to the contrary, in the event a Change of Control occurs, each Option shall become exercisable, during the period beginning on the date of the occurrence of such Change of Control and ending on the sixtieth (60th) day following such date, with respect to the full number of shares of Stock subject to such Option.

                  (b) "Change of Control" shall mean the occurrence of any of the following events:

                           (i) any "person" or "group" of persons, as such
                  terms are used in Sections 13 and 14 of the Exchange Act, other than (A) any employee benefit plan sponsored by the Company or (B) John J. Gorman and any of his "affiliates" as such term is used in Rule 405 adopted pursuant to the Securities Act of 1933, becomes the "beneficial owner," as such term is used in Section 13 of the Exchange Act, of fifty percent (50%)" or more of the outstanding shares of the Company's stock entitled to vote for the election of directors; or

                           (ii) any shares of any class of the Company's stock
                  are purchased pursuant to a tender or exchange offer other than an offer by the Company; or

                           (iii) the dissolution or liquidation of the Company
                  or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the stockholders of the Company immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than fifty percent (50%) of the voting power of the surviving or acquiring corporation.

         SECTION 12. PLAN AMENDMENTS AND TERMINATION.

                  (a) Plan Amendment and Termination. The Board may terminate the Plan or make such amendments thereto at any time as it shall deem advisable and in the best interests of the Company, without further action on the part of the stockholders of the Company, provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Award shall theretofore have been granted, affect or impair the rights of such individual under such Award, and provided, further, any amendment shall be approved by the stockholders of the Company if the amendment would:

                           (1) increase the number of shares for which
                  Incentive Stock Options may be issued under the Plan; or

                           (2) modify the requirements as to eligibility to
                  receive Incentive Stock Options under the Plan.

                  (b) Expiration of Plan. No Awards shall be granted under the Plan after ten (10) years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company.

                  (c) Amendment of Awards. The Committee may amend, modify, or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner that is consistent with the terms of the Plan, including, without limitation, (i) to change the date or dates as of which and/or the terms and conditions pursuant to which an Option becomes exercisable; (ii) to amend the terms of any outstanding Option to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Option; or (iii) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as the Committee determines in its sole discretion to be appropriate, including, but not limited to, having an exercise price or purchase price per share which may be higher or lower than the exercise price per share of the canceled Award. The Committee may also make adjustments in the terms and conditions of, and the criteria included in, agreements evidencing Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to this Plan. Notwithstanding any provision of this Plan or any agreement regarding an Award to the contrary, the Committee may cause any Award granted to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award. The determinations of value pursuant to this Section shall be made by the Committee in its sole discretion.

         SECTION 13. EFFECTIVE DATE. This Plan shall become effective as of October 15, 1999, pursuant to its adoption by the Board; provided, however, no Option shall constitute an Incentive Stock Option unless the Plan is approved by the affirmative vote of a majority of the outstanding shares of the Company present and entitled to vote at a meeting of the stockholders at which a quorum is present within one year before or after the Plan's approval by the Board. If the required stockholder approval is not received within such time period, any Incentive Stock Options awarded in the intervening period shall be deemed to be Nonqualified Stock Options.

         SECTION 14. NO LIABILITY FOR GOOD FAITH DETERMINATIONS. Neither the members of the Board nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Option.

         SECTION 15. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation on the optionee to exercise such Option.

         SECTION 16. GOVERNING LAW. The validity, construction, and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with the laws of the state of New York, without giving effect to the conflict of laws principles thereof.

         SECTION 17. CONSTRUCTION.

                  (a) Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any individual or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual, or Award, and the remainder of this Plan and any such Award shall be remain in full force and effect.

                  (b) Headings. Headings are given to the Sections and Subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provisions thereof.

         SECTION 18. RESTRICTIONS APPLICABLE TO NAMED EXECUTIVE OFFICERS.

         The provisions of this Section 18 shall apply only to those executive officers (i) whose compensation is required to be reported in the Company's proxy statement pursuant to Item 402(a)(3)(i) and (ii) (or any successor thereto) of Regulation S-K (or any successor thereto) under the general rules and regulations under the Exchange Act and (ii) whose total compensation is determined by the Board to possibly be subject to the limitations on deductions imposed by Section 162(m) of the Code ("Named Executive Officers"). In the event of any inconsistencies between this Section 18 and the other Plan provisions as they pertain to Named Executive Officers, the provisions of this
Section 18 shall control.

                  (a) No amendment of this Plan with respect to any Named Executive Officer may be made which would (i) increase the maximum amount that can be paid to any one Participant pursuant to this Plan or (ii) modify the requirements as to eligibility for participation in this Plan, unless the Company's stockholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) (or any successor thereto) of the Code of such payment in the fiscal year it is paid. The Board shall amend this Section 18 and such other provisions as it deems appropriate, to cause amounts payable to Named Executive Officers to satisfy the requirements of Section 162(m) (or any successor thereto) and the Treasury regulations promulgated thereunder.

                  (b) Notwithstanding any provision of this Plan (including the provisions of this Section 18) to the contrary, the amount of compensation which a Named Executive Officer may receive with respect to Options which are granted hereunder is based solely on an increase in the value of the applicable shares of Stock after the date of grant of such Award. Thus, no Option may be granted hereunder to a Named Executive Officer with an exercise price less than the Fair Market Value of the shares of Stock on the date of grant. Furthermore, the maximum number of shares of Stock with respect to which Options may be granted hereunder to any Named Executive Officer during any calendar year may not exceed three million (3,000,000) shares, subject to adjustment as provided in Section 10 hereunder.

                                                                        ANNEX II


                          CERTIFICATE OF INCORPORATION

                                       OF

                              WESTECH CAPITAL CORP.

         The undersigned natural person, acting as an incorporator of a corporation under the General Corporation Law of Delaware, hereby adopts the following Certificate of Incorporation for such corporation:

                                    ARTICLE I
                                      NAME

         The name of the corporation is Westech Capital Corp. (the
"CORPORATION").

                                   ARTICLE II
                                     PURPOSE

         The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE III
                                     SHARES

         The aggregate number of shares which the Corporation has authority to issue is fifty million (50,000,000) shares of common stock, $.001 par value per share. The shares are designated as common stock and have identical rights and privileges in every respect.

                                   ARTICLE IV
                           DENIAL OF PREEMPTIVE RIGHTS

         Except as may be set forth in a written agreement executed by an authorized representative of the Corporation, no stockholder of the Corporation or other person shall have any preemptive right to purchase or subscribe to any shares of any class or any notes, debentures, options, warrants or other securities, now or hereafter authorized.

                                    ARTICLE V
                           REGISTERED OFFICE AND AGENT

         The street address of the initial registered office of the Corporation is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name of its initial registered agent at such address is The Corporation Trust Company.

                                   ARTICLE VI
                                INITIAL DIRECTORS

         The number of directors constituting the initial Board of Directors is six (6) and the names and addresses of the persons who are to serve as directors until the first annual meeting of the stockholders, or until their successor or successors are elected and qualify are:

         John J. Gorman                              Jay W. Van Ert
         1250 Capital of Texas Highway South         1250 Capitol of Texas Highway South
         Suite 500                                   Suite 500
         Austin, Texas 78746                         Austin, Texas  78746

         Charles H. Mayer                            Barry A. Williamson
         1250 Capital of Texas Highway South         1250 Capital of Texas Highway South
         Suite 500                                   Suite 500
         Austin, Texas 78746                         Austin, Texas  78746

         Joseph F. Moran                             Clark N. Wilson
         1250 Capital of Texas Highway South         1250 Capital of Texas Highway South
         Suite 500                                   Suite 500
         Austin, Texas 78746                         Austin, Texas  78746


                                   ARTICLE VII
                  LIMITATION OF PERSONAL LIABILITY OF DIRECTORS

         To the greatest extent permitted by applicable law, no director (including any advisory director) of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, the foregoing shall not limit the liability of a director (including any advisory director) (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

                                  ARTICLE VIII
                                    INDEMNITY

         SECTION 8.1 The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person's behalf in connection with such action, suit or proceeding and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not meet the standards of conduct set forth in this Section 8.1.

         SECTION 8.2 The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by such person or on such person's behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

         SECTION 8.3 Notwithstanding the other provisions of this Article VIII, to the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 8.1 and 8.2, or in the defense of any claim, issue or matter therein, such person shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by such person or on such person's behalf in connection therewith.

         SECTION 8.4 Any indemnification under Sections 8.1 and 8.2 (unless ordered by a court) shall be paid by the Corporation unless a determination is made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or
(iii) by the stockholders, that indemnification of the Director, officer, employee or agent is not proper in the circumstances because such person has not met the applicable standards of conduct set forth in Sections 8.1 and 8.2.

         SECTION 8.5 Costs, charges and expenses (including attorneys, fees) incurred by a person referred to in Sections 8.1 and 8.2 in defending a civil or criminal action, suit or proceeding (including investigations by any government agency and all costs, charges and expenses incurred in preparing for any threatened action, suit or proceeding) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a Director or officer in such person's capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such person while a Director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the Director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such Director or officer is not entitled to be indemnified by the Corporation as authorized in this Article VIII. No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient's financial ability to make repayment. The repayment of such charges and expenses incurred by other employees and agents of the Corporation which are paid by the Corporation in advance of the final disposition of such action, suit or proceeding as permitted by this Section 8.5 may be required upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and subject to the approval of such Director, officer, employee or agent of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

         SECTION 8.6 Any indemnification under Sections 8.1, 8.2 or 8.3 or advance of costs, charges and expenses under Section 8.5 shall be made promptly, and in any event within 30 days, upon the written request of the Director, officer, employee or agent directed to the Secretary of the Corporation. The right to indemnification or advances as granted by this Article VIII shall be enforceable by the Director, officer, employee or agent in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 30 days. Such person's costs and expenses incurred in connection with successfully establishing such person's right to indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 8.5 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections 8.1 or 8.2, but the burden of proving that such standard of conduct has not been met shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 8.1 and 8.2, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         SECTION 8.7 The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article VIII shall be deemed to be a contract between the Corporation and each Director, officer, employee or agent of the Corporation who serves or served in such capacity at any time while this Article VIII is in effect. No amendment or repeal of this Article VIII or of any relevant provisions of the Delaware General Corporation Law or any other applicable laws shall adversely affect or deny to any Director, officer, employee or agent any rights to indemnification which such person may have, or change or release any obligations of the Corporation, under this Article VIII with respect to any costs, charges, expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement which arise out of an action, suit or proceeding based in whole or substantial part on any act or failure to act, actual or alleged, which takes place before or while this Article VIII is in effect. The provisions of this
Section 8.7 shall apply to any such action, suit or proceeding whenever commenced, including any such action, suit or proceeding commenced after any amendment or repeal of this Article VIII.

         SECTION 8.8 For purposes of this Article VIII:

                  (i) "THE CORPORATION" shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers, and employees or agents, so that any person who is or was a Director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

                  (ii) "OTHER ENTERPRISES" shall include employee benefit plans, including, but not limited to, any employee benefit plan of the Corporation;

                  (iii) "SERVING AT THE REQUEST OF THE CORPORATION" shall include any service which imposes duties on, or involves services by, a Director, officer, employee, or agent of the Corporation with respect to an employee benefit plan, its participants, or beneficiaries, including acting as a fiduciary thereof;

                  (iv) "FINES" shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan;

                  (v) A person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in Sections 8.1 and 8.2; and

                  (vi) Service as a partner, trustee or member of management or similar committee of a partnership or joint venture, or as a Director, officer, employee or agent of a corporation which is a partner, trustee or joint venturer, shall be considered service as a Director, officer, employee or agent of the partnership, joint venture, trust or other enterprise.

         SECTION 8.9 If this Article VIII or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director, officer, employee and agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VIII that shall not have been invalidated and to the full extent permitted by applicable law.

         SECTION 8.10 The Corporation shall purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person or on such person's behalf in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VIII, provided that such insurance is available on acceptable terms as determined by a vote of a majority of the entire Board of Directors.

                                   ARTICLE IX
                                     BYLAWS

         The Bylaws of the Corporation may be amended or repealed, or new Bylaws may be adopted,

(i) by the Board of Directors of the Corporation at any duly held meeting or pursuant to a written consent in lieu of such meeting, or (ii) by the holders of a majority of the shares represented at any duly held meeting of stockholders, provided that notice of such proposed action shall have been contained in the notice of any such meeting, or pursuant to a written consent signed by the holders of a majority of the outstanding shares entitled to vote thereon.

                                    ARTICLE X
                                  INCORPORATOR

         The name and address of the incorporator is:

                  Scott Christiansen
                  5400 Renaissance Tower
                  1201 Elm Street
                  Dallas, Texas  75270-2199

         The undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly I have hereunto set my hand this the ___ day of August, 2000.


                                                  -----------------------------
                                                  Scott Christiansen

                                                                       ANNEX III

                                     BYLAWS

                                       OF

                            WESTECH MERGER SUB, INC.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
ARTICLE 1     OFFICES.........................................................1
         SECTION 1.1  REGISTERED OFFICE.......................................1
         SECTION 1.2  OTHER OFFICES...........................................1
ARTICLE 2     MEETINGS OF STOCKHOLDERS........................................1
         SECTION 2.1  PLACE OF MEETINGS.......................................1
         SECTION 2.2  ANNUAL MEETING..........................................1
         SECTION 2.3  SPECIAL MEETINGS........................................1
         SECTION 2.4  NOTICE..................................................1
         SECTION 2.5  VOTING LIST.............................................2
         SECTION 2.6  QUORUM..................................................2
         SECTION 2.7  REQUIRED VOTE...........................................2
         SECTION 2.8  PROXIES.................................................3
         SECTION 2.9  RECORD DATE.............................................3
         SECTION 2.10 ACTION WITHOUT A MEETING................................4
         SECTION 2.11 INSPECTORS OF ELECTIONS.................................5
ARTICLE 3     DIRECTORS.......................................................5
         SECTION 3.1  MANAGEMENT..............................................5
         SECTION 3.2  NUMBER; CLASSES; ELECTION...............................5
         SECTION 3.3  CHANGE IN NUMBER........................................5
         SECTION 3.4  REMOVAL.................................................5
         SECTION 3.5  VACANCIES AND NEWLY CREATED DIRECTORSHIPS...............6
         SECTION 3.6  CUMULATIVE VOTING PROHIBITED............................6
         SECTION 3.7  PLACE OF MEETINGS.......................................6
         SECTION 3.10 ANNUAL MEETINGS.........................................6
         SECTION 3.11 REGULAR MEETINGS........................................6
         SECTION 3.12 SPECIAL MEETINGS........................................6
         SECTION 3.13 QUORUM..................................................6
         SECTION 3.12 ACTION WITHOUT MEETING; TELEPHONE MEETINGS..............7
         SECTION 3.13 CHAIRMAN OF THE BOARD...................................7
         SECTION 3.14 COMPENSATION............................................7
ARTICLE 4     COMMITTEES......................................................7
         SECTION 4.1  DESIGNATION.............................................7
         SECTION 4.2  NUMBER; TERM............................................7
         SECTION 4.3  AUTHORITY...............................................8
         SECTION 4.4  COMMITTEE CHANGES; REMOVAL..............................8
         SECTION 4.5  ALTERNATE MEMBERS; ACTING MEMBERS.......................8
         SECTION 4.6  REGULAR MEETINGS........................................8
         SECTION 4.7  SPECIAL MEETINGS........................................8
         SECTION 4.8  QUORUM; MAJORITY VOTE...................................8
         SECTION 4.9  MINUTES.................................................9
         SECTION 4.10 COMPENSATION............................................9

                                TABLE OF CONTENTS
                                   (Continued)

                                                                           PAGE
                                                                           ----
ARTICLE 5     NOTICES.........................................................9
         SECTION 5.1  METHOD..................................................9
         SECTION 5.2  WAIVER..................................................9
         SECTION 5.3  EXCEPTION TO NOTICE REQUIREMENT.........................9
ARTICLE 6     OFFICERS.......................................................10
         SECTION 6.1  OFFICERS...............................................10
         SECTION 6.2  ELECTION...............................................10
         SECTION 6.3  COMPENSATION...........................................10
         SECTION 6.4  REMOVAL AND VACANCIES..................................10
         SECTION 6.5  CHIEF EXECUTIVE OFFICER................................10
         SECTION 6.6  PRESIDENT..............................................11
         SECTION 6.7  VICE PRESIDENTS........................................11
         SECTION 6.8  SECRETARY..............................................11
         SECTION 6.9  ASSISTANT SECRETARIES..................................12
         SECTION 6.10 TREASURER..............................................12
         SECTION 6.11 ASSISTANT TREASURERS...................................12
         SECTION 6.12 OTHER OFFICERS.........................................12
ARTICLE 7     CERTIFICATES REPRESENTING SHARES...............................12
         SECTION 7.1  CERTIFICATES...........................................12
         SECTION 7.2  LEGENDS................................................13
         SECTION 7.3  LOST CERTIFICATES......................................13
         SECTION 7.4  TRANSFER OF SHARES.....................................13
         SECTION 7.5  REGISTERED STOCKHOLDERS................................13
ARTICLE 8     INDEMNIFICATION................................................13
         SECTION 8.1  ACTIONS, SUITS OR PROCEEDINGS OTHER THAN BY OR IN THE
                      RIGHT OF THE CORPORATION...............................13
         SECTION 8.2  ACTIONS OR SUITS BY OR IN THE RIGHT OF THE
                       CORPORATION...........................................14
         SECTION 8.3  INDEMNIFICATION FOR COSTS, CHARGES AND EXPENSES OF
                       SUCCESSFUL PARTY......................................14
         SECTION 8.4  DETERMINATION OF RIGHT TO INDEMNIFICATION..............15
         SECTION 8.5  ADVANCE OF COSTS, CHARGES AND EXPENSES.................15
         SECTION 8.6  PROCEDURE FOR INDEMNIFICATION..........................15
         SECTION 8.7  OTHER RIGHTS; CONTINUATION OF RIGHT TO
                       INDEMNIFICATION.......................................16
         SECTION 8.8  CONSTRUCTION...........................................16
         SECTION 8.9  SAVINGS CLAUSE.........................................17
         SECTION 8.10 INSURANCE..............................................17
ARTICLE 9     GENERAL PROVISIONS.............................................18
         SECTION 9.1  DIVIDENDS..............................................18
         SECTION 9.2  RESERVES...............................................18

                                TABLE OF CONTENTS
                                   (Continued)

                                                                           PAGE
                                                                           ----
         SECTION 9.3  AUTHORITY TO SIGN INSTRUMENTS..........................18
         SECTION 9.4  FISCAL YEAR............................................18
         SECTION 9.5  SEAL...................................................18
         SECTION 9.6  TRANSACTIONS WITH DIRECTORS AND OFFICERS...............18
         SECTION 9.7  AMENDMENTS.............................................19

                                     BYLAWS
                                       OF
                              WESTECH CAPITAL CORP.
================================================================================


                                    ARTICLE 1
                                     OFFICES

         SECTION 1.1 REGISTERED OFFICE. The registered office and registered agent of Westech Capital Corp., a Delaware corporation (the "CORPORATION"), will be as from time to time set forth in the Corporation's Certificate of Incorporation or in any certificate filed with the Secretary of State of the State of Delaware to amend such information.

         SECTION 1.2 OTHER OFFICES. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                    ARTICLE 2
                            MEETINGS OF STOCKHOLDERS

         SECTION 2.1 PLACE OF MEETINGS. Meetings of stockholders for all purposes may be held at such time and place, either within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         SECTION 2.2 ANNUAL MEETING. An annual meeting of stockholders of the Corporation shall be held each calendar year at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

         SECTION 2.3 SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, the Certificate of Incorporation or these Bylaws, may be called by the Chief Executive Officer , the President, or a majority of the Board of Directors. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting.

         SECTION 2.4 NOTICE. Written or printed notice stating the place, date, and hour of each meeting of the stockholders and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) or, in the event of merger or consolidation, not less than twenty (20), nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting. If such notice is sent by mail, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder's address as it appears on the records of the Corporation. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

         SECTION 2.5 VOTING LIST. At least ten (10) days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by the Secretary or such other officer or through a transfer agent appointed by the Board of Directors, shall prepare a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting at all times during such meeting and may be inspected by any stockholder who is present.

         SECTION 2.6 QUORUM. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. If a quorum shall not be present at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation presiding over such meeting, may adjourn the meeting from time to time until a quorum shall be present. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting had a quorum been present. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 2.7 REQUIRED VOTE. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the question is one on which, by express provision of statute, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question. Directors of the Corporation shall be elected by a plurality. In determining the number of shares entitled to vote, shares abstaining from voting or not voted on a matter (including elections) will be treated as not entitled to vote.

         SECTION 2.8 PROXIES. (a) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three
(3) years from its date, unless the proxy provides for a longer period. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting.

         (b) Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy pursuant to subsection (a) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

                   (1) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or by an authorized officer, director, employee or agent of the stockholder signing such writing or causing such stockholder's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

                   (2) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

         (c) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (b) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         (d) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

         SECTION 2.9 RECORD DATE. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such payment, exercise, or other action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         SECTION 2.10 ACTION WITHOUT MEETING. (a) Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting or a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. Such consent or consents shall be delivered to the Corporation at its registered office in Delaware, at its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Such delivery shall be by hand or by certified or registered mail, return receipt requested.

         (b) Every written consent shall bear the date of signature of each stockholder who signs the written consent, and no consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.11 to the Corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the Corporation in the manner required by this Section 2.11.

         (c) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given by the Corporation to those stockholders who have not consented to the action in writing.

         SECTION 2.11 INSPECTORS OF ELECTIONS. The Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall appoint one or more inspectors. Each inspector, before entering upon the discharge of such inspector's duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

                                    ARTICLE 3
                                    DIRECTORS

         SECTION 3.1 MANAGEMENT. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the stockholders. The Board of Directors shall keep regular minutes of its proceedings.

         SECTION 3.2 NUMBER; ELECTION. The Board of Directors shall consist of no less than three (3) nor more than twelve (12) members. Directors shall be elected at the annual meeting of the stockholders, except as hereinafter provided, and each Director elected shall hold office until his successor shall be elected and shall qualify.

         SECTION 3.3 CHANGE IN NUMBER. The number of directors constituting the whole Board of Directors may be fixed from time to time in a resolution adopted by the Board of Directors, or, if no such resolution has been adopted, the number of directors constituting the whole Board of Directors shall be the same as the number of directors of the initial Board of Directors as set forth in the Certificate of Incorporation. No decrease in the number of directors constituting the whole Board of Directors shall have the effect of shortening the term of any incumbent director.

         SECTION 3.4 REMOVAL. Any Director may be removed either for or without cause at any annual or special meeting of stockholders by the affirmative vote of a majority in number of shares of the stockholders present in person or by proxy at such meeting and entitled to vote for the election of such Director, if notice of the intention to act upon such matters shall have been given in the notice calling such meeting.

         SECTION 3.5 VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Except as otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum or by a sole remaining director, and not by the stockholders. Any director elected in accordance with this Bylaw shall hold office until such director's successor shall have been elected and qualified. If at any time there are no directors in office, an election of directors may be held in the manner provided by statute. Except as otherwise provided in these Bylaws, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these Bylaws with respect to the filling of other vacancies.

         SECTION 3.6 CUMULATIVE VOTING PROHIBITED. Cumulative voting shall be prohibited.

         SECTION 3.7 PLACE OF MEETINGS. The directors of the Corporation may hold their meetings, both regular and special, either within or without the State of Delaware.

         SECTION 3.10 ANNUAL MEETINGS. The annual meeting of each newly elected Board shall be held without further notice immediately following the annual meeting of stockholders, and at the same place, unless by unanimous consent of the directors then elected and serving, such time or place shall be changed.

         SECTION 3.11 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

         SECTION 3.12 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer on twenty-four (24) hours' notice to each director, if by telecopier, electronic facsimile, telegram or other electronic means, or hand delivery, or on three (3) days' notice to each director, if by mail. Except as may be otherwise expressly provided by law or the Certificate of Incorporation, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

         SECTION 3.13 QUORUM. At all meetings of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         SECTION 3.14 ACTION WITHOUT MEETING; TELEPHONE MEETINGS. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote at a meeting. Subject to applicable notice provisions and unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at such meeting, except where a person's participation is for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         SECTION 3.15 CHAIRMAN OF THE BOARD. The Board of Directors may elect a Chairman of the Board to preside at their meetings and to perform such other duties as the Board of Directors may from time to time assign to such person.

         SECTION 3.16 COMPENSATION. The Board of Directors may fix the compensation of the members of the Board of Directors at any time and from time to time. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                    ARTICLE 4
                                   COMMITTEES

         SECTION 4.1 DESIGNATION. The Board of Directors may designate one or more committees.

         SECTION 4.2 NUMBER; TERM. Each committee shall consist of one or more directors. The number of committee members may be increased or decreased from time to time by the Board of Directors. Each committee member shall serve as such until the earliest of (i) the expiration of such committee member's term as director, (ii) such committee member's resignation as a committee member or as a director, or (iii) such committee member's removal as a committee member or as a director.

         SECTION 4.3 AUTHORITY. Each committee, to the extent expressly provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation except to the extent expressly restricted by statute, the Certificate of Incorporation or these Bylaws.

         SECTION 4.4 COMMITTEE CHANGES; REMOVAL. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee. The Board of Directors may remove any committee member, at any time, with or without cause.

         SECTION 4.5 ALTERNATE MEMBERS; ACTING MEMBERS. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

         SECTION 4.6 REGULAR MEETINGS. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

         SECTION 4.7 SPECIAL MEETINGS. Special meetings of any committee may be held whenever called by the Chairman of the committee, or, if the committee members have not elected a Chairman, by any committee member. The Chairman of the committee or the committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least (i) twenty-four
(24) hours before such special meeting if notice is given by telecopy, electronic facsimile, telegram or other electronic means, or hand delivery or
(ii) at least three (3) days before such special meeting if notice is given by mail. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

         SECTION 4.8 QUORUM; MAJORITY VOTE. At meetings of any committee, a majority of the number of members designated as the committee by the Board of Directors shall constitute a quorum for the transaction of business. Alternate members and acting members shall be counted in determining the presence of a quorum. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The vote of a majority of the members, including alternate members and acting members, present at any meeting at which a quorum is present shall be the act of a committee, unless the act of a greater number is required by law or the Certificate of Incorporation.

         SECTION 4.9 MINUTES. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

         SECTION 4.10 COMPENSATION. Committee members may, by resolution of the Board of Directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

                                    ARTICLE 5
                                     NOTICES

         SECTION 5.1 METHOD. Whenever by statute, the Certificate of Incorporation, or these Bylaws, notice is required to be given to any stockholder, director or committee member, and no provision is made as to how such notice shall be given, personal notice shall not be required, and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at such person's address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including, but not limited to, overnight courier service, electronic facsimile transmission, electronic mail, telegram, telex, telefax or other means of electronic transmission). Any notice required or permitted to be given by mail shall be deemed to be given when deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by electronic facsimile transmission, electronic mail, telegram, telex, telefax or other means of electronic transmission shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

         SECTION 5.2 WAIVER. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by law, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         SECTION 5.3 EXCEPTION TO NOTICE REQUIREMENT. The giving of any notice required under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws shall not be required to be given to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such stockholder during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at such person's address as shown on the records of the Corporation and have been returned undeliverable. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder's then current address, the requirement that notice be given to such stockholder shall be reinstated.

                                    ARTICLE 6
                                    OFFICERS

         SECTION 6.1 OFFICERS. The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents (who shall rank in such order and who shall have such additional titles or designations, such as "Executive," "Senior," "First," or "Second," as may be determined from time to time by the Board of Directors), a Secretary, and a Treasurer. The Board of Directors may also choose a Chairman of the Board, a Vice Chairman of the Board, additional Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents, as it shall deem necessary, including without limitation, a Chief Financial Officer. Any two or more offices may be held by the same person.

         SECTION 6.2 ELECTION. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect the officers of the Corporation, none of whom need be a member of the Board, a stockholder or a resident of the State of Delaware. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         SECTION 6.3 COMPENSATION. The compensation of all officers and agents of the Corporation shall be fixed by the Board of Directors.

         SECTION 6.4 REMOVAL AND VACANCIES. Each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier death, resignation or removal. Any officer or agent elected or appointed by the Board of Directors may be removed either for or without cause by a majority of the directors represented at a meeting of the Board of Directors at which a quorum is represented, whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

         SECTION 6.5 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be the senior officer of the Corporation, shall preside at all meetings of the stockholders and the Board of Directors unless the Board of Directors shall elect a Chairman of the Board, in which event the Chief Executive Officer shall preside at meetings of the Board of Directors only in the absence of the Chairman of the Board. The Chief Executive Officer shall be an ex-officio member of the executive committee (if established), and will share the general and active management of the business of the Corporation with the President, and shall see, along with the President, that all orders and resolutions of the Board of Directors are carried into effect. Under the seal of the Corporation, he shall execute bonds, mortgages, and other contracts requiring a seal, except where required or permitted by law to be otherwise signed and executed, except where the signing and execution shall be especially delegated by the Board of Directors to some other officer or agent of the Corporation.

         SECTION 6.6 PRESIDENT. The President shall have general and active management of the business of the Corporation and shall see, along with the Chief Executive Officer, that all orders and resolutions of the Board of Directors are carried into effect. He shall have the authority to execute bonds, mortgages, and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law or by these Bylaws to be otherwise signed and executed, except where the signing and execution thereof shall be especially delegated by the Board of Directors to some other officer or agent of the Corporation.

         SECTION 6.7 VICE PRESIDENTS. In the absence of the President or in the event of the President's inability or refusal to act, the Vice President (or in the event there is more than one Vice President, the Vice Presidents in the order designated by the Board, or in the absence of any designation, then in the order of their election or appointment) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all of the restrictions upon the President. Each Vice President shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer or President may from time to time delegate.

         SECTION 6.8 SECRETARY. Unless the Board of Directors requests otherwise, the Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for any committee when required. In the event the Board of Directors requests the Secretary not to attend or to leave a session of the Board of Directors or a meeting of the stockholders, or in the event the Secretary is absent from such session or meeting, the presiding officer at such session or meeting shall appoint another person to record the votes and minutes of said proceedings. Except as otherwise provided herein, the Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer or President, under whose supervision the Secretary shall be. The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it, and, when so affixed, it shall be attested by the signature of the Secretary or by the signature of the Treasurer or an Assistant Secretary.

         SECTION 6.9 ASSISTANT SECRETARIES. Each Assistant Secretary shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

         SECTION 6.10 TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer, the President and directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all the Treasurer's transactions as Treasurer and of the financial condition of the Corporation, and shall perform such other duties as the Board of Directors may prescribe. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation.

         SECTION 6.11 ASSISTANT TREASURERS. Each Assistant Treasurer shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe.

         SECTION 6.12 OTHER OFFICERS. The Board of Directors may appoint such other officers and agents as it shall deem necessary, including without limitation, a Chief Financial Officer who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

                                    ARTICLE 7
                        CERTIFICATES REPRESENTING SHARES

         SECTION 7.1 CERTIFICATES. The shares of the Corporation shall be represented by certificates in such form as shall be determined by the Board of Directors. Such certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof the holder's name, the number and class of shares, and the par value of such shares or a statement that such shares are without par value. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures on a certificate may be facsimile.

         SECTION 7.2 LEGENDS. The Board of Directors shall have the power and authority to provide that certificates representing shares of stock shall bear such legends as the Board of Directors shall authorize, including, without limitation, such legends as the Board of Directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

         SECTION 7.3 LOST CERTIFICATES. The Corporation may issue a new certificate representing shares in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to advertise the same in such manner as it shall specify and/or to give the Corporation a bond in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         SECTION 7.4 TRANSFER OF SHARES. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         SECTION 7.5 REGISTERED STOCKHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof for any and all purposes, and, accordingly, shall not be bound to recognize any equitable or other claim or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                    ARTICLE 8
                                 INDEMNIFICATION

         SECTION 8.1 ACTIONS, SUITS OR PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall, to the fullest extent authorized or permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was or has agreed to become a Director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person's behalf in connection with such action, suit or proceeding and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not meet the standards of conduct set forth in this Section 8.1.

         SECTION 8.2 ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall, to the fullest extent authorized or permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by such person or on such person's behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

         SECTION 8.3 INDEMNIFICATION FOR COSTS, CHARGES AND EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article 8, to the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 8.1 and 8.2, or in the defense of any claim, issue or matter therein, such person shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by such person or on such person's behalf in connection therewith.

         SECTION 8.4 DETERMINATION OF RIGHT TO INDEMNIFICATION. Any indemnification under Sections 8.1 and 8.2 (unless ordered by a court) shall be paid by the Corporation unless a determination is made (a) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders, that indemnification of the Director, officer, employee or agent is not proper in the circumstances because such person has not met the applicable standards of conduct set forth in Sections 8.1 and 8.2.

         SECTION 8.5 ADVANCE OF COSTS, CHARGES AND EXPENSES. Costs, charges and expenses (including attorneys fees) incurred by a person referred to in Sections
8.1 and 8.2 in defending a civil or criminal action, suit or proceeding (including investigations by any government agency and all costs, charges and expenses incurred in preparing for any threatened action, suit or proceeding) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a Director or officer in such person's capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such person while a Director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the Director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such Director or officer is not entitled to be indemnified by the Corporation as authorized in this Article 8. No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient's financial ability to make repayment. The repayment of such charges and expenses incurred by other employees and agents of the Corporation which are paid by the Corporation in advance of the final disposition of such action, suit or proceeding as permitted by this Section 8.5 may be required upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and subject to the approval of such Director, officer, employee or agent of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

         SECTION 8.6 PROCEDURE FOR INDEMNIFICATION. Any indemnification under Sections 8.1, 8.2 or 8.3 or advance of costs, charges and expenses under Section
8.5 shall be made promptly, and in any event within 30 days, upon the written request of the Director, officer, employee or agent directed to the Secretary of the Corporation. The right to indemnification or advances as granted by this
Article 8 shall be enforceable by the Director, officer, employee or agent in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 30 days. Such person's costs and expenses incurred in connection with successfully establishing such person's right to indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 8.5 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections 8.1 or 8.2, but the burden of proving that such standard of conduct has not been met shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 8.1 and 8.2, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         SECTION 8.7 OTHER RIGHTS; CONTINUATION OF RIGHT TO INDEMNIFICATION. The indemnification provided by this Article 8 shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article 8 shall be deemed to be a contract between the Corporation and each Director, officer, employee or agent of the Corporation who serves or served in such capacity at any time while this Article 8 is in effect. No amendment or repeal of this Article 8 or of any relevant provisions of the Delaware General Corporation Law or any other applicable laws shall adversely affect or deny to any Director, officer, employee or agent any rights to indemnification which such person may have, or change or release any obligations of the Corporation, under this
Article 8 with respect to any costs, charges, expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement which arise out of an action, suit or proceeding based in whole or substantial part on any act or failure to act, actual or alleged, which takes place before or while this
Article 8 is in effect. The provisions of this Section 8.7 shall apply to any such action, suit or proceeding whenever commenced, including any such action, suit or proceeding commenced after any amendment or repeal of this Article 8.

         SECTION 8.8  CONSTRUCTION.  For purposes of this Article 8:

                  (i) "the Corporation" shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers, and employees or agents, so that any person who is or was a Director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article 8 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

                  (ii) "Other enterprises" shall include employee benefit plans, including, but not limited to, any employee benefit plan of the Corporation;

                  (iii) "Serving at the request of the Corporation" shall include any service which imposes duties on, or involves services by, a Director, officer, employee, or agent of the Corporation with respect to an employee benefit plan, its participants, or beneficiaries, including acting as a fiduciary thereof;

                  (iv) "fines" shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan;

                  (v) A person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in Sections 8.1 and 8.2; and

                  (vi) Service as a partner, trustee or member of management or similar committee of a partnership or joint venture, or as a Director, officer, employee or agent of a corporation which is a partner, trustee or joint venturer, shall be considered service as a Director, officer, employee or agent of the partnership, joint venture, trust or other enterprise.

         SECTION 8.9 SAVINGS CLAUSE. If this Article 8 or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director, officer, employee and agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article 8 that shall not have been invalidated and to the full extent permitted by applicable law.

         SECTION 8.10 INSURANCE. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person or on such person's behalf in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 8, provided that such insurance is available on acceptable terms as determined by a vote of a majority of the entire Board of Directors.

                                    ARTICLE 9
                               GENERAL PROVISIONS

         SECTION 9.1 DIVIDENDS. The Board of Directors, subject to any restrictions contained in the Certificate of Incorporation, may declare dividends upon the shares of the Corporation's capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of Delaware and the Certificate of Incorporation.

         SECTION 9.2 RESERVES. By resolution of the Board of Directors, the directors may set apart out of any of the funds of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purposes as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         SECTION 9.3 AUTHORITY TO SIGN INSTRUMENTS. Any checks, drafts, bills of exchange, acceptances, bonds, notes or other obligations or evidences of indebtedness of the Corporation, and all deeds, mortgages, indentures, bills of sale, conveyances, endorsements, assignments, transfers, stock powers, or other instruments of transfer, contracts, agreements, dividend and other orders, powers of attorney, proxies, waivers, consents, returns, reports, certificates, demands, notices, or documents and other instruments or writings of any nature whatsoever may be signed, executed, verified, acknowledged, and delivered, for and in the name and on behalf of the Corporation, by such officers, agents, or employees of the Corporation, or any of them, and in such manner, as from time to time may be authorized by the Board of Directors, and such authority may be general or confined to specific instances.

         SECTION 9.4 FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         SECTION 9.5 SEAL. The corporate seal shall have inscribed thereon the name of the Corporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         SECTION 9.6 TRANSACTIONS WITH DIRECTORS AND OFFICERS. No contract or other transaction between the Corporation and any other corporation and no other act of the Corporation shall, in the absence of fraud, be invalidated or in any way affected by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in such contract, transaction or other act, or are directors or officers of such other corporation. Any director of the Corporation, individually, or any firm or corporation of which any such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation; provided, however, that the fact that the director, individually, or the firm or corporation is so interested shall be disclosed or shall have been known to the Board of Directors or a majority of such members thereof as shall be present at any annual meeting or at any special meeting, called for that purpose, of the Board of Directors at which action upon any such contract or transaction shall be taken. Any director of the Corporation who is so interested may be counted in determining the existence of a quorum at any such annual or special meeting of the Board of Directors which authorizes such contract or transaction. Every director of the Corporation is hereby relieved from any disability which might otherwise prevent such director from carrying out transactions with or contracting with the Corporation for the benefit of such director or any firm, corporation, trust or organization in which or with which such director may be in anywise interested or connected.

         SECTION 9.7 AMENDMENTS. These Bylaws may be amended or repealed, or new Bylaws may be adopted, only (i) by the Board of Directors at any duly held meeting or pursuant to a written consent in lieu of such meeting, or (ii) by the holders of a majority of the shares entitled to vote thereon represented at any duly held meeting of stockholders, provided that notice of such proposed action shall have been contained in the notice of any such meeting, or pursuant to a written consent signed by the holders of a majority of the outstanding shares entitled to vote thereon.

                            CERTIFICATE BY SECRETARY

                  The undersigned, being the secretary of the Corporation, hereby certifies that the foregoing Bylaws were duly adopted by the Directors
and the Stockholders of the Corporation effective on       , 2000.

         IN WITNESS WHEREOF, I have signed this certification as of the _______ day of _________, 2000.


                                               -----------------------------
                                               Gregory D. Woodby
                                               Secretary

                                                                        ANNEX IV

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "MERGER AGREEMENT"), is entered into as of ____________, 2000, by and between Westech Capital Corp., a New York corporation ("WESTECH NEW YORK"), and Westech Capital Corp., a Delaware corporation ("WESTECH DELAWARE").

                                  WITNESSETH:

         WHEREAS, Westech New York is a corporation duly organized and existing under the laws of the State of New York having at the date hereof authorized capital stock of 50,000,000 shares of common stock, par value $.001 per share ("NEW YORK COMMON STOCK"), of which 12,661,343 shares are issued and outstanding; and

         WHEREAS, Westech Delaware is a corporation duly organized and existing under the laws of the State of Delaware having at the date hereof authorized capital stock of 50,000,000 shares of common stock, par value $.001 per share ("DELAWARE COMMON STOCK"), of which 100 shares are issued and outstanding and held by Westech New York; and

         WHEREAS, Westech New York desires to reincorporate into the State of Delaware by merging with and into Westech Delaware with Westech Delaware continuing as the surviving corporation in such merger, upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of Delaware.

         NOW, THEREFORE, in consideration of the premises and mutual agreements, provisions and covenants contained herein, and subject to the terms and conditions hereof, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                          PRINCIPAL TERMS OF THE MERGER

         Section I.1. Merger of Westech New York into Westech Delaware. At the Effective Time of the Merger (as defined in Section 1.2 hereof), Westech New York shall merge with and into Westech Delaware in accordance with the New York Business Corporation Law (the "NYBCL") and the General Corporation Law of the State of Delaware (the "DGCL"). The separate existence of Westech New York shall thereupon cease and Westech Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "SURVIVING CORPORATION") and shall continue its corporate existence under the laws of the State of Delaware.

         Section I.2. Effective Time of the Merger. The Merger shall become effective upon the date Certificate of Merger is filed by the Surviving Corporation with the Department of State of the State of New York pursuant to
Section 907(c)(2)of the NYBCL, or the date a Certificate of Ownership and Merger is filed by the Surviving Corporation with the Secretary of State of the State of Delaware pursuant to Section 253 of the DGCL whichever filing occurs last
(such date being hereinafter referred to as the "EFFECTIVE TIME OF THE MERGER").

         Section I.3. Effects of the Merger. At the Effective Time of the Merger, the Merger shall have the effects specified in the NYBCL, the DGCL and this Merger Agreement.

         Section I.4. Certificate of Incorporation. At the Effective Time of the Merger, the Certificate of Incorporation of Westech Delaware as in effect immediately prior to the Effective Time of the Merger shall become the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with its terms and as provided by the DGCL.

         Section I.5. Bylaws. At the Effective Time of the Merger, the Bylaws of Westech Delaware as in effect immediately prior to the Effective Time of the Merger shall become the Bylaws of the Surviving Corporation until duly amended in accordance with their terms and as provided by the DGCL.

         Section I.6. Directors and Officers. At the Effective Time of the Merger, the directors and officers of Westech New York in office at the Effective Time of the Merger shall retain their positions as the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and shall qualify, or until his or her earlier death, incompetency or removal.

                                   ARTICLE II

                      CONVERSION AND CANCELLATION OF STOCK

         Section II.1. Conversion. At the Effective Time of the Merger, each share of New York Common Stock issued and outstanding immediately prior to the Effective Time, shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Common Stock. At the Effective Time, each option and warrant to purchase shares of New York Common Stock outstanding immediately prior to the Effective Time shall be automatically converted into options and warrants to acquire an equal number of shares of Delaware Common Stock.

         Section II.2. Cancellation. At the Effective Time of the Merger, each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by Westech New York shall be canceled without any consideration being issued or paid therefor.

         Section 2.3 Exchange of Certificates. At any time on or after the Effective Time of the Merger, the holders of New York Common Stock will be entitled, upon surrender of such certificates to the Surviving Corporation, to receive in exchange therefor one or more new stock certificates evidencing ownership of the same number of shares of Delaware Common Stock. If any certificate representing shares of Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

                                   ARTICLE III

                                   CONDITIONS

         Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the Merger of the following conditions:

         Section III.1. Approval. This Merger Agreement and the Merger shall have been adopted and approved by Westech New York in the manner provided in
Section 905 of the NYBCL and by Westech Delaware in the manner provided in
Section 253 of the DGCL.

         Section III.2. Third Party Consents. The parties shall have received all required consents to and approvals of the Merger.

                                   ARTICLE IV

                                  MISCELLANEOUS

         Section IV.1. Amendment. This Merger Agreement may be amended, modified or supplemented, in whole or in part, at any time prior to the Effective Time of the Merger with the mutual consent of the Board of Directors of Westech New York and the Board of Directors of Westech Delaware to the full extent permitted under applicable law.

         Section IV.2. Termination. This Merger Agreement may be terminated at any time prior to the Effective Time of the Merger by either the Board of Directors of Westech New York or the Board of Directors of Westech Delaware, without any action of the stockholders of Westech New York or Westech Delaware, notwithstanding the approval of this Merger Agreement by the stockholders or Boards of Directors of either Westech New York or Westech Delaware.

         Section IV.3. Necessary Actions, etc. If at any time after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of Westech New York, Westech New York and its directors and officers at the Effective Time of the Merger shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of Westech New York or otherwise to take any and all such action.

         Section IV.4. Counterparts. This Merger Agreement may be executed in any number of counterparts, all of which shall be considered to be an original instrument.

         Section IV.5. Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties to this Merger Agreement have executed this Merger Agreement on and as of the day first written above.

                              WESTECH CAPITAL CORP.,
                              a New York corporation


                              By:
                                 ------------------------------------
                                 Jay W. Van Ert
                                 President



                              WESTECH CAPITAL CORP.,
                              a Delaware corporation


                              By:
                                 ------------------------------------
                                 Jay W. Van Ert
                                 President

                              WESTECH CAPITAL CORP.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I revoke all previous proxies and appoint Jay W. Van Ert and John J. Gorman, or either of them as Proxies, each with full power of substitution, to represent and to vote, as designated below, all shares of Common Stock of Westech Capital Corp. that I held of record on September 11, 2000 at the Annual Meeting of Shareholders to be held at 3:00 p.m. on October 3, 2000, at the corporate offices of Westech, located at 2700 Via Fortuna, Suite 4000, Austin, Texas, or any adjournments thereof.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

PROPOSALS:

                                                          FOR all                   WITHHOLD
                                                      nominees listed               authority
                                                    (except as marked            to vote for all
                                                   to the contrary below)            nominees
1. To elect the six nominees specified below as directors:   [ ]                       [ ]

          a. John J. Gorman
          b. Jay W. Van Ert
          c. Joseph  F. Moran
          d. Charles H. Mayer
          e. Barry A. Williamson
          f. Clark N. Wilson

   (Instruction: To withhold authority to vote for any individual nominee(s), write the name of the nominee(s) on the line below.)

   ----------------------------------------------------

                                                                        FOR     AGAINST    ABSTAIN

2. To adopt the Westech Capital Corp. 1999 Stock Option                 [ ]       [ ]        [ ]
   Plan.
3. To adopt an Amendment to the Westech Capital Corp.                   [ ]       [ ]        [ ]
   1999 Stock Option Plan to increase the number of shares
   covered by the plan from 3,000,000 to 5,000,000.
4. To approve the reincorporation of Westech from New                   [ ]       [ ]        [ ]
   York to Delaware.
5. To ratify the appointment of KPMG LLP as auditors.                   [ ]       [ ]        [ ]
6. Authority for the Proxies to vote upon any other business that       [ ]       [ ]        [ ]
   may properly come before the meeting or any adjournment.

If you execute and return this Proxy it will be voted in the manner you have indicated above. IF YOU EXECUTE AND RETURN THIS PROXY WITHOUT INDICATING ANY VOTING PREFERENCE, THIS PROXY WILL BE VOTED FOR ALL SIX OF THE PROPOSALS. IF YOU EXECUTE THIS PROXY IN A MANNER THAT DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEES, AUTHORITY TO VOTE FOR THE NOMINEES WILL BE DEEMED GRANTED. The Proxy tabulator can not vote your shares unless you sign and return this card.

COMMENTS: ______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


SIGNATURE(S)  ______________________________________  DATE  ____________________

SIGNATURE(S)  ______________________________________  DATE  ____________________

NOTE: Please sign exactly as your name appears on this Proxy. Joint owners should each sign. When signing as a fiduciary, such as an attorney, executor, administrator, trustee, guardian, etc., please give your full title as such.